                                 ANNUAL REPORT
                               DECEMBER 31, 1995


                                    [LOGO]

               The investments you want from the people you trust.

TABLE OF CONTENTS
---------------------------------------------------------------------

Letter from the President.......................................................................................          2

Performance Review:

    Stock and Bond Market Overview..............................................................................          4

    Atlas U.S. Treasury Money Fund..............................................................................          5

    Atlas Municipal Money Funds.................................................................................          5

    Atlas Insured Intermediate Municipal Funds..................................................................          6

    Atlas U.S. Government Intermediate Fund.....................................................................          7

    Atlas Municipal Bond Funds..................................................................................          8

    Atlas U.S. Government and Mortgage Securities Fund..........................................................          9

    Atlas Balanced Fund.........................................................................................         10

    Atlas Growth and Income Fund................................................................................         11

    Atlas Strategic Growth Fund.................................................................................         12

Statements of Investments in Securities and Net Assets..........................................................         14

Statements of Assets and Liabilities............................................................................         28

Statements of Operations........................................................................................         30

Statements of Changes in Net Assets.............................................................................         32

Financial Highlights............................................................................................         36

Notes to Financial Statements...................................................................................         42

Independent Auditors' Report....................................................................................         50

[PASTE UP LOGO]

            FROM THE OFFICE OF MARION O. SANDLER
            President and Chief Executive Officer

            Dear Valued Shareholder,

               I  am pleased to report  that 1995 was a  very rewarding time for
            Atlas shareholders. The stock and bond markets both enjoyed banner years and all Atlas stock funds registered double digit returns, led by the Atlas Growth and Income Fund's net asset value total return of 33%. Atlas Bond Funds also posted significant gains, headed by the Atlas U.S. Government and Mortgage Securities Fund's net asset value total return of over 15%. Detailed information on the performance of each Atlas Fund begins on page five.

               The  extraordinary  gains in  1995  helped overcome  the markets'
            lackluster performances of 1994.

                              Patience Rewarded: 1995 vs. 1994.

                Last  year,  reporting  to  shareholders  on  the  disappointing returns of 1994, we counseled on the wisdom of adhering to your long-term investment program. "Successful, experienced investors," we stated, "have learned to live with short-term downturns because they know that, over the long haul, bonds and stocks have historically delivered superior financial results."

               It  is gratifying to  see our investment  philosophy confirmed by the markets just one year later. Atlas shareholders who patiently stayed on their investment path in 1995 were rewarded with high returns. Investors who responded to the downswing of 1994 by selling their investments turned temporary setbacks into permanent losses and missed the opportunities of one of the most positive stock and bond investment years in recent history.

                     The Investments You Want From The People You Trust.

                As a sister  company of World  Savings and a  member of the  $35 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products, personal service and caring professional advice you've come to expect from World. In 1995, in keeping with this commitment, Atlas introduced a valuable, free personalized investment planning service, as well as two programs that allow you to invest in Atlas Funds without paying an initial sales charge.

               Atlas Asset Allocation -- A Key To Financial
                                Success.

                In June of  1995, we  launched Atlas  Asset
            Allocation,   a  free  personalized  investment
            planning  service.  Asset  Allocation  --   the
            judicious   diversification  of   assets  among
            stocks, bonds,  and cash  instruments --  is  a
            time-proven  investment strategy  that can help
            you  achieve  financial  goals,  regardless  of
            market  conditions. Many  firms charge hundreds
            of dollars to provide this kind of service, but
            with Atlas this valuable program is free.   [PUSH PIN LOGO AND TEXT]

                                    Sales Charge Waivers.

                In 1995, Atlas  introduced a program  waiving the initial  sales charge when you redeem shares from any stock or bond mutual fund and use that money within 30 days to purchase Atlas "Class A" shares. Atlas will also waive the initial sales charge when you open, or add to, an Individual Retirement Account (IRA). These two fee waivers provide Atlas shareholders the opportunity to consolidate investments without a sales charge.

                     Thank You For Your Continuing Confidence In Atlas.

                As a  result of  increased  shareholder investments  and  strong market gains in 1995, the total net assets of Atlas Funds reached a record level of $777 million at yearend. We thank you for your trust in Atlas and look forward to serving you now and in the future.

            Sincerely,

                 [MARION O. SANDLER SIGNATURE]

            (Mrs.) Marion O. Sandler
            President and Chief Executive Officer

STOCK AND BOND MARKET OVERVIEW
---------------------------------------------------------------------
                                  STOCK MARKET

     In 1995, stocks enjoyed some of their strongest gains in years. Low interest rates, low inflation, slow economic growth and good corporate profits provided an ideal economic environment and the Dow Jones Industrial Average and S&P 500 indices responded by rising to record highs. During the year, the Dow Jones Average crossed both the 4000 and 5000 levels, closing the year over 5100.

    While Atlas' stock fund managers do not expect the market to repeat the exciting advances of last year, they agree with most experts that 1996 could bring modest gains for investors if, as expected, the economy grows at a slower pace, interest rates stay low, inflation remains under control and corporate earnings continue to grow. However, this outlook is clouded by the continuing budget battle between Congress and the President and the uncertainties of a Presidential election year. So, as always, the prudent investor should be prepared for both ups and downs in the market. Nonetheless, fund managers are cautiously optimistic that there may be opportunities for modest gains in 1996, in line with average annual long-term stock market returns of about 10%.

                                  BOND MARKET

     In 1995, the bond market experienced one of its strongest rallies in recent memory, easing much of the disappointment generated in 1994. Although short-term rates ended the year where they began, intermediate and long-term rates declined significantly during 1995, raising bond prices dramatically. The 30-year Treasury bond's yield fell nearly two full percentage points, from a high of 7.93% on January 24th, to 5.95% on December 29th. However, price appreciation more than offset the lower yield, and the 30-year Treasury bond enjoyed its best total return in the last ten years. Municipal bonds also produced their best returns since 1986.

    By yearend, consumer activity appeared weak and corporate downsizing and earnings disappointments began making the news. Many bond market experts believe the Fed will continue to lower interest rates in 1996 in order to stimulate the economy. Though it is unlikely that the bond markets will repeat their excellent 1995 performance, most experts expect 1996 to be a more typical year, with total returns in the 6% - 8% range.

ATLAS U.S. TREASURY MONEY FUND
---------------------------------------------------------------------
     The Atlas U.S. Treasury Money Fund continued to provide its shareholders with maximum credit safety, attractive tax advantaged yields, money market stability, and complete liquidity. Atlas U.S. Treasury Money Fund (Class A shares) generated a 5.13% total return in 1995, while investing solely in short-term U.S. Treasury obligations, generally considered to be the safest investments in the world because of their "full faith and credit" backing by the U.S. Government. In addition to safety, stability, and complete liquidity, the Fund has also provided its shareholders with income that is exempt from state income tax in those states where personal income is taxed.

ATLAS MUNICIPAL MONEY FUNDS
---------------------------------------------------------------------
     The Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund remain dedicated to providing attractive tax-free yields with money market stability and complete liquidity while investing in only the highest quality short-term securities available. The National Municipal Money Fund provided its shareholders with a 3.26% total return in 1995 and the Atlas California Municipal Money Fund posted a 3.22% total return for the same period.

     Two events in 1995 posed unique challenges to municipal money fund managers, especially those managing California tax-exempt money market funds. The Orange County financial crisis was a major pre-occupation throughout the first half of 1995. Neither the Atlas California nor National Municipal Money Fund owned any direct obligations of Orange County and, therefore was EVER threatened by the crisis.

     The second major challenge of 1995 was the announcement by major Japanese banks of massive unrealized losses, leading to downgrades of their long-term debt ratings. Japanese banks had been one of the largest providers of letter of credit backing for variable rate demand notes ("VRDNs"), a primary short-term investment vehicle used by municipal money market funds. Without financial stability, a bank's backing becomes nearly meaningless. In July of 1995, Atlas' Municipal Money Funds' manager began reducing both Funds' exposure to VRDNs with Japanese bank letters of credit. By the end of August, before the issue began to get widespread national exposure, the Funds' manager had reduced portfolio exposure to the problem, from nearly 24% of the Atlas California Municipal Money Fund and 12% of the Atlas National Municipal Money Fund, to 0% for both.

     Entering 1996, both Funds will continue to utilize only the highest quality short-term securities available and favor securities that are enhanced by letters of credit from non-Japanese banks, private insurance or pre-refunding. If, in the opinion of the Funds' manager, some of the Japanese banks begin to regain their financial health, the Funds again will consider using letters of credit backed by those selected banks. The Funds will also maintain slightly longer weighted-average maturities than their peer groups, in order to increase yield potential.

ATLAS INSURED INTERMEDIATE MUNICIPAL FUNDS
---------------------------------------------------------------------
     The Atlas California Insured Intermediate Municipal Fund (Class A shares) produced a 1995 net asset value total return of 11.84%, while the Atlas National Insured Intermediate Municipal Fund (Class A shares) posted a 12.01% total return for the same period. The year started with the Federal Reserve ("Fed") continuing to raise short-term interest rates. By midyear, markets had begun to wonder about, and even anticipate, when and by how much the Fed would lower rates. The Fed eventually acted, although not very aggressively. Because the interest rate picture in 1995 was far from clear, both the Atlas California and National Insured Intermediate Municipal Funds maintained a shorter weighted-average maturity than most other intermediate municipal debt funds and emphasized higher coupon, premium securities for price stability.

     The Funds' bond portfolios remained 100% invested in insured securities throughout the year and, unlike many municipal debt funds, neither the California nor National Insured Intermediate Municipal Funds was ever threatened by the Orange County financial crisis. Although insurance certainly enhances a bond's credit protection, the Funds' manager does not rely on insurance alone to determine the overall quality of a security. The underlying financial strength of each offering is reviewed prior to purchase, and regularly thereafter, to be sure of the issuer's capacity to pay without reliance on the insurer. As a result, the Fund continued emphasizing insured, essential service securities, such as water and sewer bonds, general obligation and pre-refunded bonds, from the most financially healthy municipalities.

     Looking to the near term, the Funds' manager expects interest rates to be flat or slightly lower. Because inflation seems to be under control and the economy continues to recover, the Funds' manager will look for opportunities to enhance yield by: 1) lengthening the weighted-average maturity somewhat, 2) acquiring more insured, non-essential service issues, such as housing and health care, if the issuer can demonstrate sufficient revenue sources to repay the debt, and 3) purchasing more higher-yielding private activity bonds.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS CHART COMPARES THE ATLAS CALIFORNIA
                                        AND    NATIONAL   INSURED   INTERMEDIATE
                                        MUNICIPAL  FUNDS'   (CLASS   A   SHARES)
                                        RETURNS   WITH   THE   LEHMAN   BROTHERS
                                        MUNICIPAL 7-YEAR  BOND  INDEX,  A  TOTAL
                                        RETURN  PERFORMANCE  BENCHMARK  FOR  THE
                                        INTERMEDIATE-TERM, INVESTMENT-GRADE
                                        TAX-EXEMPT  BOND   MARKET.  THE   FUNDS'
                                        PERFORMANCE   DIFFERS  FROM  THIS  INDEX
                                        BECAUSE THE INDEX DOES NOT INCLUDE SALES
                                        CHARGES  OR  MANAGEMENT  EXPENSES;   THE
                                        INDEX  CONTAINS  LOWER-QUALITY,  HIGHER-
                                        YIELDING BBB-RATED ISSUES, IN WHICH  THE
                                        FUNDS  DO NOT  INVEST; AND  THE MATURITY
                                        MIX OF SECURITIES IN THE INDEX MAY  VARY
                                        WIDELY   FROM   THOSE   IN   OUR  FUNDS'
                                        PORTFOLIOS.

                                   Source:  Lehman  Brothers  Inc.  All  returns
                                   reflect   reinvestment  of  dividends.  Atlas
                                   returns reflect the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                             LEHMAN BROTHERS
              ATLAS CALIFORNIA INSURED         ATLAS NATIONAL INSURED           MUNICIPAL
            INTERMEDIATE MUNICIPAL FUND     INTERMEDIATE MUNICIPAL FUND     7-YEAR BOND INDEX
May-93                              9,700                           9,700               10,000
Jun-93                              9,937                           9,892               10,183
Jul-93                              9,894                           9,878               10,184
Aug-93                             10,135                          10,119               10,365
Sep-93                             10,309                          10,293               10,478
Oct-93                             10,316                          10,290               10,506
Nov-93                             10,235                          10,218               10,412
Dec-93                             10,409                          10,403               10,604
Jan-94                             10,534                          10,528               10,717
Feb-94                             10,251                          10,246               10,484
Mar-94                             10,017                           9,972               10,205
Apr-94                             10,042                          10,027               10,280
May-94                             10,086                          10,082               10,331
Jun-94                             10,050                          10,048               10,313
Jul-94                             10,195                          10,172               10,458
Aug-94                             10,239                          10,228               10,513
Sep-94                             10,152                          10,131               10,413
Oct-94                             10,023                          10,013               10,308
Nov-94                              9,895                           9,875               10,157
Dec-94                              9,982                           9,982               10,312
Jan-95                             10,131                          10,140               10,504
Feb-95                             10,343                          10,363               10,741
Mar-95                             10,471                          10,460               10,852
Apr-95                             10,526                          10,506               10,881
May-95                             10,728                          10,720               11,170
Jun-95                             10,742                          10,746               11,160
Jul-95                             10,829                          10,846               11,302
Aug-95                             10,916                          10,914               11,435
Sep-95                             10,951                          10,929               11,479
Oct-95                             11,018                          10,998               11,578
Nov-95                             11,107                          11,121               11,706
Dec-95                             11,164                          11,180               11,768

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
ATLAS CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class A Shares (6/1/93 INCEPTION)
  Not adjusted for sales charge                               11.84%         N/A                  5.59%
  Adjusted for maximum 3% sales charge                         8.48%         N/A                  4.35%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               11.26%         N/A                  6.63%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                      8.26%         N/A                  4.69%
ATLAS NATIONAL INSURED INTERMEDIATE MUNICIPAL FUND
Class A Shares (6/1/93 INCEPTION)
  Not adjusted for sales charge                               12.01%         N/A                  5.65%
  Adjusted for maximum 3% sales charge                         8.65%         N/A                  4.41%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               11.43%         N/A                  6.84%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                      8.43%         N/A                  4.90%

Total returns assume investment of all dividends. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS U.S. GOVERNMENT INTERMEDIATE FUND
---------------------------------------------------------------------

         (FORMERLY KNOWN AS THE ATLAS U.S. TREASURY INTERMEDIATE FUND)

     In 1995, the Atlas U.S. Government Intermediate Fund (Class A shares) produced a net asset value total return of 10.12%. Due to early concerns about rising interest rates and to reduce volatility, the Fund shortened its weighted-average maturity entering 1995 and remained shorter than most comparable funds for the first half of the year. By mid-year, the Fed finally reversed the rise in short-term interest rates but, because the rate picture was still unclear and the yield curve had begun to flatten, the Fund's manager chose to maintain the Fund's relatively short weighted-average maturity for the remainder of the year.

     In November 1995, shareholders approved changes to the Fund's investment objectives and name. Like its long-term counterpart -- the Atlas U.S. Government and Mortgage Securities Fund -- the Atlas U.S. Government Intermediate Fund will now invest primarily in mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government. It may also continue to invest in Treasuries, but will generally do so to a significantly lesser degree. The Fund will limit its weighted-average maturity to no more than ten years, offering more price stability than its long-term counterpart.

     With the possibility that short-term rates will experience greater downward pressure than intermediate or long-term yields, and because of the Fund's changed investment objectives, the manager has now lengthened the weighted-average maturity of the portfolio. The strategy for this Fund entering 1996 will involve managing prepayment risk and maintaining an "interest neutral," balanced portfolio until a clear interest rate trend emerges and the Federal budget controversy is resolved.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS  CHART  COMPARES  THE  ATLAS   U.S.
                                        GOVERNMENT  INTERMEDIATE FUND'S (CLASS A
                                        SHARES) RETURNS WITH THE LEHMAN BROTHERS
                                        INTERMEDIATE (1-10 YEAR) TREASURY INDEX,
                                        A TOTAL RETURN PERFORMANCE BENCHMARK FOR
                                        THE INTERMEDIATE-TERM TREASURY
                                        SECURITIES MARKET. THE FUND'S
                                        PERFORMANCE  DIFFERS  FROM  THIS   INDEX
                                        BECAUSE THE INDEX DOES NOT INCLUDE SALES
                                        CHARGES  OR MANAGEMENT EXPENSES; AND THE
                                        MIX OF MATURITIES IN THE INDEX MAY  VARY
                                        WIDELY   FROM   THOSE   IN   OUR  FUND'S
                                        PORTFOLIO.

                                   Source: Lehman Brothers Inc. All returns reflect reinvestment of dividends. Atlas returns also include reinvestment of capital gains and the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ATLAS U.S. GOVERNMENT     LEHMAN BROTHERS INTERMEDIATE
              INTERMEDIATE FUND        (1-10 YEAR) TREASURY INDEX
Oct-92                        9,700                           10,000
Nov-92                        9,624                            9,957
Dec-92                        9,761                           10,087
Jan-93                       10,008                           10,277
Feb-93                       10,192                           10,430
Mar-93                       10,239                           10,468
Apr-93                       10,335                           10,550
May-93                       10,288                           10,520
Jun-93                       10,475                           10,674
Jul-93                       10,488                           10,695
Aug-93                       10,689                           10,856
Sep-93                       10,739                           10,901
Oct-93                       10,751                           10,927
Nov-93                       10,657                           10,872
Dec-93                       10,702                           10,917
Jan-94                       10,830                           11,025
Feb-94                       10,623                           10,871
Mar-94                       10,409                           10,713
Apr-94                       10,332                           10,644
May-94                       10,341                           10,652
Jun-94                       10,360                           10,654
Jul-94                       10,456                           10,793
Aug-94                       10,487                           10,824
Sep-94                       10,429                           10,735
Oct-94                       10,449                           10,738
Nov-94                       10,402                           10,689
Dec-94                       10,433                           10,723
Jan-95                       10,564                           10,897
Feb-95                       10,704                           11,105
Mar-95                       10,758                           11,166
Apr-95                       10,836                           11,294
May-95                       11,032                           11,613
Jun-95                       11,089                           11,690
Jul-95                       11,126                           11,694
Aug-95                       11,185                           11,788
Sep-95                       11,231                           11,867
Oct-95                       11,314                           12,000
Nov-95                       11,399                           12,146
Dec-95                       11,489                           12,268

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
ATLAS U.S. GOVERNMENT INTERMEDIATE FUND
Class A Shares (10/5/92 INCEPTION)
  Not adjusted for sales charge                               10.12%         N/A                   4.56%
  Adjusted for maximum 3% sales charge                         6.82%         N/A                   3.58%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                                9.54%         N/A                   6.50%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                      6.54%         N/A                   4.59%

Total returns assume investment of all dividends and capital gains. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS MUNICIPAL BOND FUNDS
---------------------------------------------------------------------
     The Atlas California and National Municipal Bond Funds (Class A shares) produced a 1995 net asset value total return of 14.76%. The year started with the Federal Reserve ("Fed") continuing to raise short-term interest rates. By midyear, markets had begun to wonder about, and even anticipate, when and by how much the Fed would lower rates. The Federal Reserve eventually acted, although not very aggressively. Because the interest rate picture in 1995 was far from clear, both Atlas Municipal Bond Funds maintained a shorter weighted-average maturity than most other long-term municipal debt funds and emphasized higher coupon, premium securities for price stability.

     As part of the strategy to provide a conservative, secure portfolio for its shareholders, the Funds continued emphasizing essential service securities, such as water and sewer bonds, general obligation and pre-refunded bonds, which carried less risk of default because they were backed by highly reliable revenue sources. As a result, the overall credit quality of the portfolios remained extremely high throughout the year. As of December 31, 81% of the California Municipal Bond Fund's portfolio and 72% of the National Municipal Bond Fund's portfolio were rated the equivalent of AAA, and approximately 99% of both portfolios was rated either AAA or AA. Throughout 1995, the credit quality of these Funds was consistently among the highest of all competitive municipal debt funds according to Lipper Analytical Services, Inc. And, unlike many other long-term municipal debt funds, the Atlas Municipal Bond Funds were never threatened by the Orange County financial crisis.

     Although the interest rate picture is still somewhat unclear, it seems likely that rates will be flat to down slightly in the near future. Inflation is seemingly under control and the likelihood of rate increases appears to be behind us for now. With that in mind and without changing the overall conservative approach and quality orientation of the Fund, the manager expects to improve yield by: 1) lengthening the weighted-average maturity, 2) selectively acquiring more "A" rated issues, especially general obligations and bonds issued and supported by states with improving economies, and 3) purchasing more higher-yielding private activity bonds.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS CHART COMPARES THE ATLAS CALIFORNIA
                                        AND  NATIONAL   MUNICIPAL  BOND   FUNDS'
                                        (CLASS A SHARES) RETURNS WITH THE LEHMAN
                                        BROTHERS  MUNICIPAL BOND  INDEX, A TOTAL
                                        RETURN  PERFORMANCE  BENCHMARK  FOR  THE
                                        LONG-TERM,  INVESTMENT-GRADE  TAX-EXEMPT
                                        BOND  MARKET.  THE  FUNDS'   PERFORMANCE
                                        DIFFERS  FROM  THIS  INDEX  BECAUSE  THE
                                        INDEX DOES NOT INCLUDE SALES CHARGES  OR
                                        MANAGEMENT  EXPENSES; THE INDEX CONTAINS
                                        LOWER-QUALITY, HIGHER-YIELDING BBB-RATED
                                        ISSUES,  IN  WHICH  THE  FUNDS  DO   NOT
                                        INVEST;   AND   THE   MATURITY   MIX  OF
                                        SECURITIES IN THE INDEX MAY VARY  WIDELY
                                        FROM THOSE IN OUR FUNDS' PORTFOLIOS.

                                   Source:  Lehman  Brothers  Inc.  All  returns
                                   reflect reinvestment of dividends. Atlas returns also include reinvestment of capital gains and reflect the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ATLAS CALIFORNIA         ATLAS NATIONAL          LEHMAN BROTHERS
            MUNICIPAL BOND FUND     MUNICIPAL BOND FUND     MUNICIPAL BOND INDEX
Jan-90                      9,700                   9,700                   10,000
Feb-90                      9,818                   9,820                   10,090
Mar-90                      9,814                   9,781                   10,093
Apr-90                      9,624                   9,590                   10,019
May-90                      9,960                   9,958                   10,238
Jun-90                     10,059                  10,037                   10,328
Jul-90                     10,249                  10,258                   10,481
Aug-90                      9,932                   9,941                   10,328
Sep-90                      9,900                   9,899                   10,334
Oct-90                     10,215                  10,155                   10,353
Nov-90                     10,504                  10,506                   10,561
Dec-90                     10,575                  10,527                   10,607
Jan-91                     10,718                  10,674                   10,749
Feb-91                     10,788                  10,692                   10,843
Mar-91                     10,762                  10,755                   10,847
Apr-91                     10,916                  10,859                   10,992
May-91                     11,005                  10,960                   11,089
Jun-91                     10,988                  10,931                   11,078
Jul-91                     11,121                  11,078                   11,213
Aug-91                     11,288                  11,225                   11,361
Sep-91                     11,469                  11,463                   11,509
Oct-91                     11,586                  11,559                   11,613
Nov-91                     11,549                  11,532                   11,645
Dec-91                     11,900                  11,918                   11,895
Jan-92                     11,848                  11,900                   11,922
Feb-92                     11,870                  11,934                   11,926
Mar-92                     11,859                  11,890                   11,930
Apr-92                     11,974                  12,006                   12,036
May-92                     12,133                  12,189                   12,178
Jun-92                     12,351                  12,430                   12,382
Jul-92                     12,812                  12,904                   12,754
Aug-92                     12,546                  12,671                   12,629
Sep-92                     12,691                  12,704                   12,712
Oct-92                     12,264                  12,432                   12,587
Nov-92                     12,686                  12,833                   12,812
Dec-92                     12,835                  12,987                   12,943
Jan-93                     12,977                  13,142                   13,094
Feb-93                     13,624                  13,734                   13,567
Mar-93                     13,418                  13,514                   13,424
Apr-93                     13,561                  13,683                   13,559
May-93                     13,656                  13,767                   13,636
Jun-93                     13,886                  14,024                   13,863
Jul-93                     13,873                  14,023                   13,881
Aug-93                     14,255                  14,385                   14,170
Sep-93                     14,429                  14,573                   14,331
Oct-93                     14,443                  14,625                   14,359
Nov-93                     14,256                  14,439                   14,232
Dec-93                     14,570                  14,727                   14,533
Jan-94                     14,759                  14,931                   14,698
Feb-94                     14,393                  14,538                   14,318
Mar-94                     13,809                  13,924                   13,735
Apr-94                     13,846                  13,975                   13,852
May-94                     13,986                  14,128                   13,972
Jun-94                     13,906                  14,021                   13,887
Jul-94                     14,189                  14,292                   14,141
Aug-94                     14,212                  14,315                   14,190
Sep-94                     13,988                  14,075                   13,982
Oct-94                     13,698                  13,861                   13,733
Nov-94                     13,446                  13,631                   13,484
Dec-94                     13,720                  13,930                   13,781
Jan-95                     14,115                  14,270                   14,387
Feb-95                     14,457                  14,627                   14,973
Mar-95                     14,531                  14,713                   15,153
Apr-95                     14,538                  14,719                   15,145
May-95                     14,992                  15,146                   15,790
Jun-95                     14,975                  14,987                   15,500
Jul-95                     14,911                  15,143                   15,579
Aug-95                     15,068                  15,245                   15,798
Sep-95                     15,143                  15,347                   15,922
Oct-95                     15,357                  15,559                   16,307
Nov-95                     15,600                  15,828                   16,728
Dec-95                     15,746                  15,987                   16,989

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
ATLAS CALIFORNIA MUNICIPAL BOND FUND
Class A Shares (1/24/90 INCEPTION)
  Not adjusted for sales charge                               14.76%        8.28%                  8.56%
  Adjusted for maximum 3% sales charge                        11.32%        7.63%                  8.00%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               14.05%         N/A                   7.98%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                     11.05%         N/A                   6.05%
ATLAS NATIONAL MUNICIPAL BOND FUND
Class A Shares (1/26/90 INCEPTION)
  Not adjusted for sales charge                               14.76%        8.71%                  8.78%
  Adjusted for maximum 3% sales charge                        11.32%        8.05%                  8.23%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               14.16%         N/A                   8.48%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                     11.16%         N/A                   6.56%

Total returns assume investment of all dividends and capital gains. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
---------------------------------------------------------------------
     The Atlas U.S. Government and Mortgage Securities Fund (Class A shares) produced a 1995 net asset value total return of 15.50%. Because of the concern about a continued rise in interest rates at the beginning of 1995, this Fund maintained a defensive position for the first part of the year, reducing its volatility by emphasizing higher coupon securities. Later in the year, as the Federal Reserve reversed the rising rate trend, but failed to provide a clear signal regarding the degree and direction of future rate changes, the Fund's manager moved to a neutral strategy of balancing the portfolio among higher- and lower-yielding securities.

     One of the biggest challenges faced by the Fund as the year progressed was managing prepayment risk in the portfolio. Declining long-term interest rates led to mortgage refinancings, which caused mortgage-backed securities (MBS) to be paid off earlier than expected. This situation, if not properly anticipated, could have forced the Fund to reinvest at lower interest rates, thus reducing investment yield. Throughout the year the manager vigilantly monitored the prepayment characteristics of the MBS portfolio, swapping those with abnormally high prepayment trends for those with lower prepayment characteristics. As a result, shareholders received one of the highest yields offered by any General U.S. Government Fund, according to Lipper Analytical Services, Inc. ("Lipper").

     With the interest rate outlook still unclear, but flat to slightly lower rates likely in 1996, the Fund will continue to actively monitor prepayment exposure. Until the Federal budget controversy is resolved and a significant trend in interest rates can be identified, the Fund's manager will continue to maintain a balanced portfolio approach, designed to reduce volatility, while still providing excellent yield potential.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS  CHART  COMPARES  THE  ATLAS   U.S.
                                        GOVERNMENT   AND   MORTGAGE   SECURITIES
                                        FUND'S (CLASS A SHARES) RETURNS WITH THE
                                        LEHMAN  BROTHERS  U.S.   MORTGAGE-BACKED
                                        SECURITIES   INDEX,   A   TOTAL   RETURN
                                        PERFORMANCE BENCHMARK FOR THE
                                        MORTGAGE-BACKED SECURITIES  MARKET.  THE
                                        FUND'S  PERFORMANCE  DIFFERS  FROM  THIS
                                        INDEX BECAUSE THE INDEX DOES NOT INCLUDE
                                        SALES CHARGES  OR  MANAGEMENT  EXPENSES;
                                        AND  THE MIX OF  SECURITIES IN THE INDEX
                                        MAY VARY WIDELY FROM THOSE IN OUR FUND'S
                                        PORTFOLIO.

                                   Source:  Lehman  Brothers  Inc.  All  returns
                                   reflect   reinvestment  of  dividends.  Atlas
                                   returns reflect the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ATLAS U.S. GOVERNMENT AND    LEHMAN BROTHERS U.S. MORTGAGE-BACKED
            MORTGAGE SECURITIES FUND               SECURITIES INDEX
Jan-90                            9700                                    10000
Feb-90                            9743                                    10059
Mar-90                            9775                                    10084
Apr-90                            9748                                     9993
May-90                            9982                                    10303
Jun-90                           10114                                    10466
Jul-90                           10300                                    10848
Aug-90                           10260                                    10535
Sep-90                           10355                                    10822
Oct-90                           10450                                    10742
Nov-90                           10630                                    10967
Dec-90                           10790                                    11151
Jan-91                           10951                                    11321
Feb-91                           11025                                    11416
Mar-91                           11098                                    11494
Apr-91                           11182                                    11599
May-91                           11266                                    11701
Jun-91                           11261                                    11712
Jul-91                           11458                                    11910
Aug-91                           11657                                    12127
Sep-91                           11904                                    12353
Oct-91                           12094                                    12559
Nov-91                           12204                                    12649
Dec-91                           12466                                    12903
Jan-92                           12303                                    12754
Feb-92                           12445                                    12875
Mar-92                           12363                                    12792
Apr-92                           12494                                    12918
May-92                           12769                                    13150
Jun-92                           12939                                    13305
Jul-92                           13083                                    13422
Aug-92                           13262                                    13597
Sep-92                           13368                                    13703
Oct-92                           13203                                    13582
Nov-92                           13224                                    13625
Dec-92                           13445                                    13800
Jan-93                           13652                                    13961
Feb-93                           13797                                    14122
Mar-93                           13867                                    14208
Apr-93                           13936                                    14282
May-93                           13992                                    14364
Jun-93                           14177                                    14473
Jul-93                           14257                                    14531
Aug-93                           14376                                    14599
Sep-93                           14365                                    14612
Oct-93                           14435                                    14655
Nov-93                           14330                                    14625
Dec-93                           14451                                    14744
Jan-94                           14638                                    14890
Feb-94                           14442                                    14785
Mar-94                           13969                                    14401
Apr-94                           13857                                    14294
May-94                           13912                                    14352
Jun-94                           13826                                    14320
Jul-94                           14146                                    14606
Aug-94                           14174                                    14653
Sep-94                           13914                                    14445
Oct-94                           13884                                    14436
Nov-94                           13841                                    14392
Dec-94                           13974                                    14507
Jan-95                           14280                                    14817
Feb-95                           14631                                    15195
Mar-95                           14672                                    15267
Apr-95                           14879                                    15483
May-95                           15295                                    15971
Jun-95                           15353                                    16082
Jul-95                           15395                                    16089
Aug-95                           15543                                    16257
Sep-95                           15676                                    16400
Oct-95                           15778                                    16546
Nov-95                           15959                                    16734
Dec-95                           16141                                    16944

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                           1-YEAR            5-YEAR        SINCE INCEPTION
----------------------------------------------------------------------------------------------------------
ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
Class A Shares (1/19/90 INCEPTION)
  Not adjusted for sales charge                             15.50%            8.38%              8.80%
  Adjusted for maximum 3% sales charge                      12.04%            7.72%              8.25%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                             14.93%             N/A              10.20%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                   11.93%             N/A               8.29%

Total returns assume investment of all dividends. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS BALANCED FUND
---------------------------------------------------------------------
     The Atlas Balanced Fund (Class A shares) produced a 1995 net asset value total return of 26.76%. In keeping with the Fund's goals of high current income and reasonable capital growth, the Fund continued to maintain a well-diversified portfolio of common and preferred stocks, convertible securities, government and corporate bonds, and short-term cash equivalents. To take advantage of the strong equity market in 1995, the Fund's manager had increased the portfolio's stock position and convertible securities holdings to over 33% each by yearend, while reducing corporate bonds and Treasury notes to 25% and cash to just under 7% of the portfolio.

     As 1996 unfolds, the Fund expects to maintain its large stock holding in banks -- nearly half of the common stock segment of the portfolio at yearend 1995. The Fund will also continue to emphasize the stocks of oil and gas companies and utility companies. These positions will be watched closely by the Fund's manager and reduced should those companies begin showing earnings weaknesses. The remainder of the common stock portion of the portfolio will continue to consist primarily of stocks which are expected to exhibit reliable earnings and greater price stability. It is the manager's view that the Fund is well-positioned to react to a market downswing if one should occur in 1996.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS  CHART COMPARES  THE ATLAS BALANCED
                                        FUND'S (CLASS A SHARES) RETURNS WITH THE
                                        STANDARD & POOR'S COMPOSITE INDEX OF 500
                                        STOCKS,  AN  UNMANAGED  INDEX  GENERALLY
                                        CONSIDERED  REPRESENTATIVE OF THE EQUITY
                                        MARKET FOR LARGER CAPITALIZATION STOCKS,
                                        AND WITH THE  LEHMAN BROTHERS  AGGREGATE
                                        BOND  INDEX, A BROAD MEASURE OF THE BOND
                                        MARKET. THE  FUND'S PERFORMANCE  DIFFERS
                                        FROM  THESE INDICES  BECAUSE THE INDICES
                                        DO  NOT   INCLUDE   SALES   CHARGES   OR
                                        MANAGEMENT   EXPENSES;  AND  CONTAIN  NO
                                        CASH, WHEREAS THE FUND GENERALLY CARRIED
                                        A CASH POSITION DURING 1995. THE MIX  OF
                                        STOCKS  IN  THE  S&P 500  INDEX  AND THE
                                        COMPOSITION   AND   MATURITY   MIX    OF
                                        SECURITIES  IN THE  BOND INDEX  MAY VARY
                                        WIDELY  FROM   THOSE   IN   OUR   FUND'S
                                        PORTFOLIO.

                                   Source: Standard & Poor's, Inc. and Lehman Brothers Inc. All returns reflect reinvestment of dividends. Atlas returns also include reinvestment of capital gains and the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         LEHMAN BROTHERS
           ATLAS BALANCED    S&P 500      AGGREGATE BOND
                FUND          INDEX           INDEX
Sep-93               9,700      10,000              10,000
Oct-93               9,700      10,203              10,037
Nov-93               9,496      10,107               9,952
Dec-93               9,639      10,231              10,005
Jan-94               9,962      10,574              10,140
Feb-94               9,757      10,289               9,964
Mar-94               9,453       9,841               9,718
Apr-94               9,492       9,969               9,640
May-94               9,502      10,132               9,639
Jun-94               9,411       9,881               9,618
Jul-94               9,691      10,208               9,809
Aug-94              10,001      10,624               9,821
Sep-94               9,850      10,368               9,677
Oct-94               9,871      10,605               9,668
Nov-94               9,567      10,216               9,647
Dec-94               9,460      10,365               9,713
Jan-95               9,583      10,635               9,906
Feb-95               9,921      11,047              10,141
Mar-95              10,147      11,374              10,203
Apr-95              10,396      11,705              10,346
May-95              10,748      12,168              10,747
Jun-95              10,908      12,454              10,825
Jul-95              11,274      12,868              10,801
Aug-95              11,410      12,903              10,932
Sep-95              11,629      13,444              11,038
Oct-95              11,534      13,397              11,181
Nov-95              11,967      13,986              11,349
Dec-95              11,991      14,245              11,508

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
ATLAS BALANCED FUND
Class A Shares (10/1/93 INCEPTION)
  Not adjusted for sales charge                               26.76%         N/A                  9.87%
  Adjusted for maximum 3% sales charge                        22.96%         N/A                  8.40%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               26.08%         N/A                 16.86%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                     23.08%         N/A                 15.00%

Total returns assume investment of all dividends and capital gains. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS GROWTH AND INCOME FUND
---------------------------------------------------------------------
     In 1995, the Atlas Growth and Income Fund (Class A shares) produced a net asset value total return of 33.06%. The Fund's manager favored the stocks of small and mid-sized companies for the first half of the year and into the third quarter. Many of these companies were in technology and contributed significantly to the Fund's overall performance. In anticipation of weaker earnings and slower economic growth prospects, the manager began to take profits opportunistically in many of these positions, trading them for larger, more stable companies in the third and fourth quarters. At year end, the portfolio was much more defensive. Cash had increased to nearly 18% of the portfolio and the common stock focus had shifted to companies that could show strong earnings in a slower growth environment. Many small companies from the computer hardware, software and telecommunications fields had been replaced by names like General Electric, Honeywell, Xerox, McDonald's, Johnson & Johnson and Boeing.

     For income, the manager continued to utilize convertible securities but, with the defensive repositioning that occurred in the latter part of the year, shifted some of the income-producing segment of the portfolio to higher dividend-paying common stocks, including utilities.

     In its pursuit of capital growth, the Fund in 1996 will continue to favor mid to large capitalization stocks that can perform well in a slow economy. And, for income, the Fund's manager expects to continue combining convertible securities with high dividend-paying common stocks. The Fund's defensive position should provide cushioning against future stock volatility, and, should a market correction occur, the cash position will enable the Fund to make opportunistic purchases.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS CHART COMPARES THE ATLAS GROWTH AND
                                        INCOME FUND'S (CLASS  A SHARES)  RETURNS
                                        WITH  THE  STANDARD  &  POOR'S COMPOSITE
                                        INDEX OF 500 STOCKS, AN UNMANAGED  INDEX
                                        GENERALLY  CONSIDERED  REPRESENTATIVE OF
                                        THE EQUITY MARKET FOR LARGER
                                        CAPITALIZATION   STOCKS.   THE    FUND'S
                                        PERFORMANCE   DIFFERS  FROM  THIS  INDEX
                                        BECAUSE THE INDEX DOES NOT INCLUDE SALES
                                        CHARGES  OR  MANAGEMENT  EXPENSES;   THE
                                        INDEX CONTAINS NO CASH, WHEREAS THE FUND
                                        GENERALLY CARRIED A CASH POSITION DURING
                                        1995; AND THE MIX OF STOCKS IN THE INDEX
                                        MAY VARY WIDELY FROM THOSE IN OUR FUND'S
                                        PORTFOLIO.

                                   Source: Standard & Poor's, Inc. All returns reflect reinvestment of dividends. Atlas returns also include the reinvestment of capital gains and reflect the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ATLAS GROWTH AND
              INCOME FUND       S&P 500 INDEX
Dec-90                  9,700            10,000
Jan-91                 10,048            10,442
Feb-91                 10,724            11,190
Mar-91                 11,164            11,456
Apr-91                 11,135            11,488
May-91                 11,484            11,980
Jun-91                 11,167            11,432
Jul-91                 11,763            11,967
Aug-91                 12,105            12,249
Sep-91                 12,083            12,048
Oct-91                 12,280            12,209
Nov-91                 11,984            11,716
Dec-91                 13,400            13,055
Jan-92                 13,014            12,812
Feb-92                 13,093            12,976
Mar-92                 12,896            12,722
Apr-92                 13,065            13,092
May-92                 13,065            13,163
Jun-92                 12,680            12,972
Jul-92                 13,070            13,495
Aug-92                 12,760            13,222
Sep-92                 12,721            13,374
Oct-92                 13,093            13,422
Nov-92                 13,486            13,875
Dec-92                 13,588            14,056
Jan-93                 13,639            14,159
Feb-93                 13,871            14,350
Mar-93                 14,243            14,659
Apr-93                 13,908            14,299
May-93                 14,121            14,686
Jun-93                 14,328            14,734
Jul-93                 14,481            14,665
Aug-93                 14,950            15,223
Sep-93                 14,982            15,111
Oct-93                 15,340            15,418
Nov-93                 14,634            15,273
Dec-93                 15,001            15,460
Jan-94                 15,688            15,978
Feb-94                 15,247            15,547
Mar-94                 14,700            14,871
Apr-94                 14,710            15,064
May-94                 14,560            15,310
Jun-94                 14,038            14,931
Jul-94                 14,630            15,426
Aug-94                 15,297            16,053
Sep-94                 15,114            15,667
Oct-94                 15,243            16,025
Nov-94                 14,487            15,437
Dec-94                 14,814            15,663
Jan-95                 14,738            16,070
Feb-95                 15,351            16,693
Mar-95                 16,036            17,187
Apr-95                 16,277            17,688
May-95                 16,486            18,386
Jun-95                 17,199            18,818
Jul-95                 18,234            19,445
Aug-95                 18,597            19,498
Sep-95                 18,895            20,314
Oct-95                 18,784            20,243
Nov-95                 19,502            21,134
Dec-95                 19,711            21,525

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
ATLAS GROWTH AND INCOME FUND
Class A Shares (12/5/90 INCEPTION)
  Not adjusted for sales charge                               33.06%        15.23%               15.17%
  Adjusted for maximum 3% sales charge                        29.06%        14.53%               14.48%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               32.32%         N/A                 24.69%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                     29.32%         N/A                 22.90%

Total returns assume investment of all dividends and capital gains. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

ATLAS STRATEGIC GROWTH FUND
---------------------------------------------------------------------
     The Atlas Strategic Growth Fund (Class A shares) produced a 1995 net asset value total return of 29.14%. During the year, the Fund's manager adhered to the Fund's long-term capital appreciation strategy of identifying stocks with superior growth prospects and reasonable valuations relative to the market. This strategy was especially challenging in a year when equity valuations rose to record highs. Significant portfolio shifts in 1995 consisted mainly of increasing the energy, forest and paper products, and technology sectors and reducing holdings in utilities and consumer cyclicals, primarily autos and retailers with deteriorating earnings outlooks.

     Looking ahead, the Fund's manager, in anticipation of a slow growth environment, will continue to search for stocks that have superior growth prospects, but are not over-priced, with special emphasis on technology, basic materials and financial stocks. The manager believes that certain technology stocks still offer attractive valuations and superior earnings prospects because of strong exports, new product introductions, and a broad demand for productivity improvements. Companies in the basic materials sector offer excellent valuations, low cost operations, improved balance sheets, and reasonable product demand -- good characteristics for success in a slow growth economy. And the financial sector continues to offer above-average earnings growth with good valuations.

     Although cautiously optimistic about 1996 in general, the manager had increased the Fund's cash position to nearly 24% at the end of 1995. This defensive positioning should prepare the Fund for any near-term volatility and also allow the Fund to take advantage of buying opportunities if the market experiences a downswing.

                                            GROWTH OF A HYPOTHETICAL $10,000
                                                       INVESTMENT

                                        THIS CHART COMPARES THE ATLAS  STRATEGIC
                                        GROWTH  FUND'S (CLASS  A SHARES) RETURNS
                                        WITH THE  STANDARD  &  POOR'S  COMPOSITE
                                        INDEX  OF 500 STOCKS, AN UNMANAGED INDEX
                                        GENERALLY CONSIDERED  REPRESENTATIVE  OF
                                        THE EQUITY MARKET FOR LARGER
                                        CAPITALIZATION    STOCKS.   THE   FUND'S
                                        PERFORMANCE  DIFFERS  FROM  THIS   INDEX
                                        BECAUSE THE INDEX DOES NOT INCLUDE SALES
                                        CHARGES   OR  MANAGEMENT  EXPENSES;  THE
                                        INDEX CONTAINS NO CASH, WHEREAS THE FUND
                                        GENERALLY CARRIED A CASH POSITION DURING
                                        1995; AND THE MIX OF STOCKS IN THE INDEX
                                        MAY VARY WIDELY FROM THOSE IN OUR FUND'S
                                        PORTFOLIO.

                                   Source: Standard & Poor's, Inc. All returns reflect reinvestment of dividends. Atlas returns also include reinvestment of capital gains and the maximum 3% sales charge.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ATLAS STRATEGIC
             GROWTH FUND     S&P 500 INDEX
 SEP-93         9,700            10,000
Oct-93               9,787            10,203
Nov-93               9,768            10,107
Dec-93               9,888            10,231
Jan-94              10,181            10,574
Feb-94               9,956            10,289
Mar-94               9,576             9,841
Apr-94               9,703             9,969
May-94               9,917            10,132
Jun-94               9,673             9,881
Jul-94               9,810            10,208
Aug-94              10,220            10,624
Sep-94               9,907            10,368
Oct-94              10,073            10,605
Nov-94               9,829            10,216
Dec-94               9,860            10,365
Jan-95               9,979            10,635
Feb-95              10,393            11,047
Mar-95              10,600            11,374
Apr-95              10,866            11,705
May-95              11,201            12,168
Jun-95              11,537            12,454
Jul-95              11,951            12,868
Aug-95              11,941            12,903
Sep-95              12,217            13,444
Oct-95              12,385            13,397
Nov-95              12,809            13,986
Dec-95              12,734            14,245

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

                                                            1-YEAR          5-YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
ATLAS STRATEGIC GROWTH FUND
Class A Shares (10/1/93 INCEPTION)
  Not adjusted for sales charge                               29.14%         N/A                 12.85%
  Adjusted for maximum 3% sales charge                        25.27%         N/A                 11.33%
Class B Shares (7/1/94 INCEPTION)
  Not adjusted for maximum 3% contingent deferred
   sales charge                                               28.58%         N/A                 19.42%
  Adjusted for maximum 3% contingent deferred sales
   charge                                                     25.58%         N/A                 17.59%

Total returns assume investment of all dividends and capital gains. Share price and total returns vary, and you may have a gain or loss when you sell. Past performance is no guarantee of future results.

                 (This page has been left blank intentionally.)

Statements of Investments in Securities and Net Assets         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas U.S. Treasury Money Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
UNITED STATES TREASURY BILLS - 99.66%
  4.895% - 4.905% due 03/14/96 - 04/04/96...................  $ 5,660,000  $  5,586,502
  5.05% - 5.25% due 03/07/96 - 03/14/96.....................    8,683,000     8,565,535
  5.255% - 5.41% due 01/25/96 - 03/07/96....................   37,637,000    37,171,362
                                                                           ------------
  Total United States Treasury Bills (cost: $51,323,399)                     51,323,399
                                                                           ------------
TOTAL SECURITIES (COST: $51,323,399) - 99.66%                                51,323,399
OTHER ASSETS AND LIABILITIES, NET - 0.34%                                       174,311
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 51,497,710
                                                                           ------------
                                                                           ------------

Atlas California Municipal Money Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
TAX-EXEMPT COMMERCIAL PAPER - 21.30%
  Long Beach, Harbor Department Revenue, Series A, AMT,
   3.65% due 02/09/96.......................................  $ 1,400,000  $  1,400,000
  Los Angeles, Metropolitan Transportation Authority, 3.40%
   due 02/09/96.............................................    1,000,000     1,000,000
  Metropolitan Water District of Southern California, 3.40%
   due 02/09/96.............................................      700,000       700,000
  Puerto Rico, Government Development Bank, 3.50% due
   02/09/96.................................................    1,000,000     1,000,000
  Sacramento, Municipal Utility District, Series H, 3.55%
   due 01/12/96.............................................    1,600,000     1,600,000
  State Pollution Control Financing Authority Revenue
   Refunding, Pacific Gas & Electric,
   Series 88C, 3.70% due 01/11/96...........................      500,000       500,000
   Series E, 3.20% due 01/18/96.............................    1,200,000     1,200,000
   Series E, 3.20% due 01/24/96.............................    1,000,000     1,000,000
                                                                           ------------
  Total Tax-Exempt Commercial Paper (cost: $8,400,000)                        8,400,000
                                                                           ------------
FIXED RATE BONDS AND NOTES - 27.18%
  Brea, Redevelopment Agency, Sub-Tax Allocation
   Redevelopment Project, Area AB, 3.80% due 09/15/96.......      700,000       739,579
  East Bay, Municipal Utility Water System Revenue
   Refunding, 4.25% due 03/01/96............................    1,400,000     1,446,302
  Los Angeles County, Metropolitan Transportation Authority,
   Revenue Anticipation Notes, Series A, 4.24% due
   04/25/96.................................................    1,500,000     1,503,435
  Los Angeles County, Tax and Revenue Anticipation Notes,
   3.80% due 07/01/96.......................................    1,500,000     1,505,025
  Sacramento, Municipal Utilities District Electric Revenue,
   Series L, 3.70% due 11/01/96.............................    1,000,000     1,047,755
   Series Q, FGIC Insured, 3.60% due 05/01/96...............    1,000,000     1,032,470
  San Bernardino County, Tax and Revenue Anticipation Notes,
   3.95% due 07/05/96.......................................    1,000,000     1,002,688

Atlas California Municipal Money Fund    (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  South Poway, Community Facilities District 1, Special Tax,
   Pomerado Business Park Project, Series A, 3.69% due
   03/02/96.................................................  $   100,000  $    103,971
  State Educational Facilities Authority Revenue,
   California Institute of Technology Project, 4.25% due
   01/03/96.................................................      300,000       306,000
   Santa Clara University Project, 4.30% due 02/01/96.......    1,265,000     1,295,192
  State Health Facilities Funding Authority Revenue, Good
   Samaritan Health System, Series A, 3.50% due 02/01/96....      735,000       735,000
                                                                           ------------
  Total Fixed Rate Bonds and Notes (cost: $10,717,417)                       10,717,417
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 50.72%
  Alameda County, Multi-Family Mortgage Revenue Refunding,
   Quail-A, 5% due 05/15/15.................................      200,000       200,000
  Anaheim, Housing Authority, Multi-Family Housing Revenue,
   Bel Age Project, Series A, AMT, 5.10% due 07/15/20.......      900,000       900,000
  Foothill/Eastern Transportation Corridor Agency, Toll Road
   Revenue, Series C, 4.80% due 01/02/35....................      600,000       600,000
  Kern County, COP, Kern Public Facilities Project,
   Series A, 4.85% due 08/01/06.............................      100,000       100,000
   Series D, 4.85% due 08/01/06.............................      800,000       800,000
  Los Angeles, Community Redevelopment Agency, COP, Baldwin
   Hills Public Park, 4.85% due 12/01/14....................      600,000       600,000
  Los Angeles County, Community Development Commission, COP,
   Willowbrook Project, 4.85% due 11/01/15..................      500,000       500,000
  Los Angeles County, Industrial Development Authority,
   Industrial Development Revenue Refunding, Kransco
   Project, 5.25% due 08/01/08..............................      375,000       375,000
  Moorpark, Multi-Family Housing Revenue Refunding, Le Club
   Apartments Project, Series A, 4.80% due 11/01/15.........    1,100,000     1,100,000
  Palm Springs, Community Redevelopment Agency, COP,
   Headquarters Hot-6, XL194, 4.80% due 12/01/14............    1,000,000     1,000,000
  Riverside, Multi-Family Revenue Refunding, Sierra
   Apartments, Series A, 5% due 06/01/05....................      500,000       500,000
  Sacramento County, Certificate of Participation,
   Administration Center and Court House Project, 4.75% due
   06/01/20.................................................    1,200,000     1,200,000
  San Diego, Housing Authority Revenue, Market Street Square
   Project, Series G, 5.25% due 11/01/25....................    1,300,000     1,300,000
  San Diego County, Multi-Family Housing Revenue, Country
   Hills, Series A, 5% due 08/15/13.........................      180,000       180,000
  San Jose, Multi-Family Housing, Foxchase Drive Apartments
   Project, Series 85-B, 5% due 11/01/07....................    1,000,000     1,000,000

14    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas California Municipal Money Fund    (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  San Jose, Multi-Family Mortgage Revenue, Somerset Park,
   Series A, AMT, 5% due 11/01/17...........................  $ 1,600,000  $  1,600,000
  State Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, Series A, MBIA Insured, 4.85%
   due 07/01/09.............................................    1,000,000     1,000,000
   Childrens Hospital, MBIA Insured, 4.75% due 11/01/21.....      100,000       100,000
   Enloe Memorial Hospital, Series A, 5.10% due 01/01/16....      200,000       200,000
   Pool Program, Series 1990A, 4.95% due 09/01/20...........      700,000       700,000
  State Housing Financing Agency Revenue Refunding,
   Multi-Family, Hidden Hills, Series C, 5% due 07/15/13....      800,000       800,000
  State Pollution Control Financing Authority, Industrial
   Development Revenue, Southdown, Inc., 4.20% due
   4/15/98..................................................      100,000       100,000
  State Pollution Control Financing Authority, Pollution
   Control Revenue, Southdown, Inc., Series B, 4.20% due
   09/15/98.................................................      600,000       600,000
  State Pollution Control Financing Authority, Resource
   Recovery Revenue,
   Burney Forest Products Project, Series A, AMT, 5.95% due
   09/01/20.................................................      100,000       100,000
   Ultrapower Rocklin, Series A, AMT, 6.05% due 06/01/17....      300,000       300,000
  Statewide Communities Development Corp. Revenue,
   Industrial Development Packaging,
   Johanson Project, Series E, 4.90% due 11/01/20...........      700,000       700,000
   Setton Project, AMT, 5.05% due 10/01/10..................    1,000,000     1,000,000
   Staub Project, Series A, AMT, 4.90% due 08/01/02.........      800,000       800,000
   Tri-Valley Industrial Development, Series F, AMT, 4.90%
   due 12/01/10.............................................      700,000       700,000
  Turlock, Irrigation District Revenue, Series A, 4.85% due
   01/01/14.................................................      950,000       950,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $20,005,000)                       20,005,000
                                                                           ------------
TOTAL SECURITIES (COST: $39,122,417) - 99.20%                                39,122,417
OTHER ASSETS AND LIABILITIES, NET - .80%                                        316,874
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 39,439,291
                                                                           ------------
                                                                           ------------

Atlas National Municipal Money Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
TAX-EXEMPT COMMERCIAL PAPER - 19.72%
  Lower Colorado River Authority, Series D, 3.70% due
   02/05/96.................................................  $   300,000  $    300,000
  Municipal Electric Authority, Georgia, Project One, Series
   E, 3.95% due 01/03/96....................................      200,000       200,000

Atlas National Municipal Money Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Texas, A & M University, Permanent University Fund, Sub
   Lien Notes, Series B, 3.40% due 01/24/96.................  $   250,000  $    250,000
  West Orange, Memorial Hospital, 1991 A2, 3.65% due
   01/23/96.................................................      500,000       500,000
  West Virginia, Public Energy Authority, Energy Revenue,
   Morgantown Association Project, AMT, 3.65% due
   02/09/96.................................................      300,000       300,000
                                                                           ------------
  Total Tax-Exempt Commercial Paper (cost: $1,550,000)                        1,550,000
                                                                           ------------
FIXED RATE BONDS AND NOTES - 53.38%
  Chicago, Illinois, O'Hare International Airport Revenue,
   General Airport Second Lien-B, 3.80% due 01/01/96........      200,000       200,000
  Chicago, Illinois, Park District, 4.15% due 01/01/96......      400,000       400,084
  Cochise County, Arizona, Pollution Control Corp., Solid
   Waste Disposal Revenue, Arizona Electric Power, AMT,
   3.90% due 03/01/96.......................................      300,000       300,000
  Colorado, Health Facilities Authority, Health Care System
   Revenue, Sisters of Charity, Sunny Acre, 3.75% due
   05/01/96.................................................      150,000       150,000
  Hawaii, Department of Budget and Finance, Special Purpose
   Mortgage Revenue, Kaiser Permanente Medical Care 84-B
   Regional, 3.75% due 03/01/96.............................      300,000       300,000
  Hillsborough County, Florida, Capital Improvement Program
   Revenue, Subseries 2 Water & Waste, 3.80% due 02/01/96...      175,000       179,451
  Jackson County, Mississippi Refunding, Water System, 3.60%
   due 02/01/96.............................................      100,000       100,000
  Kansas City, Missouri, School District Building Corp.,
   Insured Leasehold Revenue, Series A, Capital Improvement
   Project, FGIC Insured, 3.93% due 02/01/96................      100,000       100,086
  Mecklenburg County, North Carolina, Public Improvement,
   3.70% due 06/01/96.......................................      350,000       362,285
  Milwaukee, Wisconsin, Promissory Notes,
   Series A5, 3.70% due 02/15/96............................      120,000       120,150
   Series C5, 3.88% due 11/15/96............................      265,000       267,507
  Multnomah County, Oregon School District 1J, Portland Tax
   Anticipation Notes, 4.70% due 05/30/96...................      200,000       200,644
  Pennsylvania, Turnpike Commission Turnpike Revenue, Series
   A, 3.75% due 12/01/96....................................      430,000       454,119
  South Carolina, Public Service Authority, Electric Revenue
   & Electric Systems Expansion Revenue, Refunding, Series
   A, 3.80% due 01/01/96....................................      100,000       102,000
  South Denver, Colorado, Metropolitan District, 3.70% due
   06/01/96.................................................      530,000       530,000
  Southern Minnesota, Municipal Power Agency, Power Supply
   System Revenue, Series C, 3.70% due 01/01/96.............      225,000       229,540

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Utah County, Utah, Environmental Improvement Revenue, USX
   Corp. Project, 3.70% due 05/01/96........................  $   200,000  $    200,000
                                                                           ------------
  Total Fixed Rate Bonds and Notes (cost: $4,195,866)                         4,195,866
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 30.41%
  Biddeford, Maine, Resource Recovery Revenue, Maine Energy
   Recovery Co. Project, 3.90% due 07/01/07.................      200,000       200,000
  Butte-Silver Bow, Montana Pollution Control Revenue
   Refunding, Rhone-Poulenc, Inc. Project, 5.10% due
   09/01/01.................................................      200,000       200,000
  California, Pollution Control Funding, Authority Resource
   Recovery Revenue, Burney Forest Products Project, Series
   A, AMT, 5.95% due 09/01/20...............................      100,000       100,000
  Campbell County, Virginia, Industrial Development
   Authority Revenue, Exempt Facility, Hadson Power 12,
   Series A, AMT, 6.15% due 04/01/15........................      100,000       100,000
  Delaware Economic Development Authority Revenue, Gas
   Facilities Refunding, Delmarva Power & Light Co., Series
   C, 5.20% due 10/01/28....................................      100,000       100,000
  Director of Nevada Department of Commerce, Industrial
   Development Revenue, CIMCO, Inc. Project, Series A, AMT,
   5.45% due 09/15/08.......................................      390,000       390,000
  Dubuque, Iowa, Industrial Development Revenue, Swiss
   Valley Farms Co. Project, AMT, 5.60% due 12/01/01........      100,000       100,000
  Illinois Development Finance Authority Revenue,
   Residential Rental, F.C. Harris Pavilion Project, AMT,
   5.15% due 04/01/24.......................................      200,000       200,000
  Marion County, West Virginia, County Commission, Solid
   Waste Disposal Facility Revenue, Granttown Project,
   Series A, AMT, 5.15% due 10/01/17........................      100,000       100,000
  Naperville, Illinois, Industrial Development Revenue,
   Service Merchandise Co. Project, 4.30% due 11/30/24......      100,000       100,000
  North Carolina, Educational Facilities Finance Agency
   Revenue, Bowman Grey School Medical Project, 5% due
   09/01/20.................................................      100,000       100,000
  Prairie Du Chien, Wisconsin, Industrial Development
   Revenue, Oxford International Ltd. Project, 5.40% due
   06/01/02.................................................      400,000       400,000
  Salt Lake City, Utah, Airport Revenue, Series A, AMT,
   5.20% due 06/01/98.......................................      100,000       100,000
  Winston-Salem, North Carolina, COP, Risk Acceptance
   Management Corp., 5.20% due 07/01/09.....................      200,000       200,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $2,390,000)                         2,390,000
                                                                           ------------
TOTAL SECURITIES (COST: $8,135,866) - 103.51%                                 8,135,866
OTHER ASSETS AND LIABILITIES, NET - (3.51)%                                    (275,941)
                                                                           ------------
NET ASSETS - 100.00%                                                       $  7,859,925
                                                                           ------------
                                                                           ------------

Atlas California Insured Intermediate Municipal Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
BONDS - 97.68%
  Benicia Unified School District, Series A, AMBAC Insured,
   6.45% due 08/01/01.......................................  $   125,000  $    138,155
  Cupertino Unified School District, Series A, FGIC Insured,
   6.75% due 08/01/05.......................................      500,000       580,590
  East Bay Municipal Utility District Water System Revenue
   Refunding, AMBAC Insured, 6.38% due 06/01/21.............      500,000       564,015
  Elk Grove Unified School District, Special Tax Refunding,
   Community Facilities District 1, AMBAC Insured, 6.50% due
   12/01/06.................................................      600,000       684,846
  Escondido Joint Powers Financing Authority Revenue
   Refunding, Series A, AMBAC Insured, 4.80% due 09/01/03...      100,000       101,404
  Folsom School Facilities Project, Series B, FGIC Insured,
   6% due 08/01/96..........................................      230,000       233,300
   6% due 08/01/97..........................................      405,000       418,596
   6% due 08/01/98..........................................      425,000       446,118
   6% due 08/01/99..........................................      225,000       239,431
  Fresno Sewer Revenue, Series A, MBIA Insured, 6% due
   09/01/07.................................................      500,000       549,345
  Fresno Water System Revenue, Water Remediation Project,
   Series A, FGIC Insured,
   7.50% due 06/01/04.......................................      500,000       598,540
   7.50% due 06/01/05.......................................      715,000       855,233
  Los Angeles County Metropolitan Transportation Authority
   Sales Tax Revenue,
   Second Series A, AMBAC Insured, 5.90% due 07/01/06.......      500,000       546,260
   Series B, AMBAC Insured, 8% due 07/01/00.................      500,000       576,590
  Los Angeles County Transportation Commission, Sales Tax
   Revenue, Refunding, Series A, FGIC Insured, 6.75% due
   07/01/18.................................................    2,000,000     2,279,120
  Los Angeles Wastewater System Revenue, Series B,
   AMBAC Insured, 5.90% due 06/01/03........................      450,000       489,361
   MBIA Insured, 6% due 12/01/98............................      250,000       263,935
   MBIA Insured, 8.80% due 06/01/99.........................      290,000       332,555
  Northern California Power Agency, Public Power Revenue,
   MBIA Insured, 6.125% due 08/15/99........................      900,000       962,055
  Pleasanton Joint Powers Financing Authority, Water and
   Sewer Revenue Refunding, Series A, MBIA Insured, 5.50%
   due 09/01/98.............................................      550,000       570,537
  Puerto Rico, Electric Power Authority Power Revenue, MBIA
   Insured, Series W, 6.50% due 07/01/05....................      250,000       285,415
   Series Y, 6.50% due 07/01/06.............................      500,000       572,160
  Puerto Rico, Public Buildings Authority Revenue, Series A,
   AMBAC Insured, 6.75% due 07/01/04........................      700,000       809,214
  Riverside County Transportation Commission, Sales Tax
   Revenue, Series A, AMBAC Insured, 6.625% due 06/01/02....    1,000,000     1,122,050

16    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas California Insured Intermediate Municipal Fund                        (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Sacramento Municipal Utility District, Electric Revenue
   Refunding, FGIC Insured,
   Series Z, 5.70% due 07/01/98.............................  $   500,000  $    520,555
   Series Z, 6% due 07/01/02................................      475,000       517,588
  San Buenaventura Water Revenue Refunding, AMBAC Insured,
   4.10% due 10/01/00.......................................      410,000       407,179
  San Diego County Regional Transportation Commission, Sales
   Tax Revenue, Second Series A, FGIC Insured, 6.25% due
   04/01/03.................................................    1,000,000     1,107,220
  San Diego Public Utilities Board Facilities Financing
   Authority Sewer Revenue, FGIC Insured, 6% due 05/15/05...      250,000       275,580
  San Francisco Bay Area Rapid Transit District, Sales Tax
   Revenue, FGIC Insured,
   6% due 07/01/99..........................................      300,000       318,840
   6.20% due 07/01/01.......................................      750,000       818,813
  San Francisco International Airport Revenue, Second
   Series-Issue 1, AMBAC Insured, 6.10% due 05/01/98........    1,000,000     1,047,290
  San Francisco Sewer Revenue, AMBAC Insured,
   Series A, 7.50% due 10/01/05.............................      500,000       551,400
   6.50% due 10/01/10.......................................      250,000       269,323
   6.50% due 10/01/16.......................................      500,000       551,400
  San Jose Redevelopment Agency Tax Allocation, Merged Area
   Redevelopment Project Refunding, MBIA Insured, 5.50% due
   08/01/00.................................................      395,000       418,072
  Santa Clara Electric Revenue, Series A, MBIA Insured,
   5.75% due 07/01/99.......................................      640,000       675,008
   5.80% due 07/01/00.......................................      250,000       266,688
  State Health Facilities Financing Authority Revenue
   Refunding, Unihealth America, AMBAC Insured, 7.625% due
   10/01/15.................................................    1,100,000     1,225,136
  Turlock Irrigation District Revenue Refunding, Series A,
   MBIA Insured, 5.90% due 01/01/02.........................      180,000       194,114
  University of Puerto Rico, University Revenues Refunding,
   Series N, MBIA Insured, 6% due 06/01/99..................    1,000,000     1,062,020
                                                                           ------------
  Total Bonds (cost: $23,710,329)                                            24,445,051
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - .80%
  Los Angeles Regional Airport Improvement Authority, Lease
   Revenue American Airlines, Series F, 6% due 12/01/24.....      100,000       100,000
  State Pollution Control Revenue Financing Authority
   Refunding, Resources Recovery Revenue, Ultrapower,
   Malaga, Series A, AMT, 6.05% due 04/01/17................      100,000       100,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $200,000)                             200,000
                                                                           ------------
TOTAL SECURITIES (COST: $23,910,329) - 98.48%                                24,645,051
OTHER ASSETS AND LIABILITIES, NET - 1.52%                                       380,446
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 25,025,497
                                                                           ------------
                                                                           ------------
Atlas National Insured Intermediate Municipal Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
BONDS - 96.59%
  Alpine, Utah, School District Refunding, AMBAC Insured,
   6.60% due 03/15/98.......................................  $   820,000  $    864,805
  Arizona State Transportation Board Excise Tax Revenue,
   Maricopa County Regional Area, MBIA Insured, 6.80% due
   07/01/98.................................................      200,000       213,372
   Maricopa County Regional Area B, Refunding, AMBAC
   Insured, 6% due 07/01/05.................................      600,000       660,210
  Boulder, Larimer & Weld Counties, Colorado, School
   District RE1J, Series A, Refunding, MBIA Insured, 5.80%
   due 12/15/07.............................................      500,000       530,435
  Chicago, Illinois, Wastewater Transmission Revenue, MBIA
   Insured, 7.20% due 11/15/19..............................      500,000       563,945
  Cook County, Illinois, MBIA Insured, 7.25% due 11/01/07...      620,000       747,168
  Denver Metropolitan Major League Baseball Stadium
   District, Colorado, Revenue Refunding & Sales Tax, Series
   A, FGIC Insured, 6% due 10/01/11.........................      600,000       657,132
  Eagle, Garfield & Routt Counties, Colorado School District
   50J, FGIC Insured, 6.10% due 12/01/03....................      400,000       442,800
  Florida State Board Finance Department, General Services
   Revenues, Save Our Coast, Series I, MBIA Insured, 6.50%
   due 07/01/98.............................................      600,000       635,370
  Franklin, Massachusetts, Series 95, MBIA Insured, 6.25%
   due 11/15/04.............................................      500,000       557,615
  Fresno, California Water Systems Revenue, Water
   Remediation, Series A, FGIC Insured, 7.50% due
   06/01/03.................................................      600,000       710,610
  Johnson County, Kansas, Refunding, Internal Improvement,
   Series A, FSA Insured, 5.60% due 09/01/03................      750,000       800,385
  Los Angeles, California, Wastewater System Revenue, Series
   B, MBIA Insured, 8.80% due 06/01/99......................      200,000       229,348
  Massachusetts State Construction Loan, Series A, FGIC
   Insured, 6.90% due 03/01/04..............................      255,000       275,234
  Mesa, Arizona, MBIA Insured, 6.75% due 07/01/05...........      375,000       434,014
  North Reading, Massachusetts, Refunding, MBIA Insured,
   6.30% due 06/15/01.......................................      500,000       548,455
  Pawtucket, Rhode Island, FGIC Insured, 7.75% due
   04/15/98.................................................      750,000       809,348
  Poudre Valley, Colorado, Hospital District Revenue, AMBAC
   Insured, 6.625% due 12/01/11.............................      650,000       734,390
  Puerto Rico Commonwealth, Public Improvement, MBIA
   Insured, 5.50% due 07/01/01..............................      700,000       742,728
  Puerto Rico, Electric Power Authority Power Revenue, MBIA
   Insured, 6.50% due 07/01/06..............................      500,000       572,160
  Rhode Island State, Refunding, Series A, FGIC Insured, 6%
   due 06/15/02.............................................      500,000       543,095

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas National Insured Intermediate Municipal Fund                          (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Shawnee County, Kansas Unified School District 501, FGIC
   Insured, 7.30% due 02/01/02..............................  $   500,000  $    576,835
  Thornton, Colorado, Refunding, FGIC Insured, 5.65% due
   12/01/03.................................................      600,000       645,780
  University of Colorado, University Revenue Refunding, Resh
   Building Revolving Fund, MBIA Insured, 6% due 06/01/05...      620,000       678,292
  University of Puerto Rico, University Revenue Refunding,
   Series N, MBIA Insured, 6% due 06/01/99..................      650,000       690,313
  Wareham, Massachusetts, School Project Loan Bonds, AMBAC
   Insured, 6.60% due 01/15/99..............................      110,000       117,825
  Westminster, Colorado Sales & Use Tax Revenue, Series A,
   FGIC Insured, 6.25% due 12/01/12.........................      500,000       535,865
                                                                           ------------
  Total Bonds (cost: $14,977,710)                                            15,517,529
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 1.24%
  Butte-Silver Bow, Montana, Pollution Control Revenue
   Refunding, Rhone-Poulenc, Inc. Project, 5.10% due
   03/01/16.................................................      100,000       100,000
  Richmond, Virginia, Industrial Development Authority
   Revenue, Cogentrix Project, Series B, AMT, 6.20% due
   12/01/17.................................................      100,000       100,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $200,000)                             200,000
                                                                           ------------
TOTAL SECURITIES (COST: $15,177,710) - 97.83%                                15,717,529
OTHER ASSETS AND LIABILITIES, NET - 2.17%                                       348,642
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 16,066,171
                                                                           ------------
                                                                           ------------
Atlas U.S. Government Intermediate Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
UNITED STATES TREASURY OBLIGATIONS - 57.62%
  Treasury Notes
   4.625% due 02/15/96......................................  $ 2,650,000  $  2,648,331
   5.50% - 5.75% due 09/30/97 - 10/31/97....................      775,000       780,027
   6.875% due 10/31/96......................................      271,000       274,472
   8.00% - 8.75% due 10/15/96 - 10/15/97....................    1,217,000     1,273,316
                                                                           ------------
  Total United States Treasury Notes (cost: $4,951,501)                       4,976,146
                                                                           ------------
U.S. GOVERNMENT AGENCIES - 41.35%
  Federal National Mortgage Association
   6.50% due 11/01/02.......................................    2,011,096     2,033,278
   7.00% due 11/01/25.......................................    1,524,299     1,537,180
                                                                           ------------
  Total U.S. Government Agencies (cost: $3,542,908)                           3,570,458
                                                                           ------------
TOTAL SECURITIES (COST: $8,494,409) - 98.97%                                  8,546,604
OTHER ASSETS AND LIABILITIES, NET - 1.03%                                        88,566
                                                                           ------------
NET ASSETS - 100.00%                                                       $  8,635,170
                                                                           ------------
                                                                           ------------
Atlas California Municipal Bond Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
BONDS - 97.39%
  Acalanes Unified High School District, Series C, FGIC
   Insured, 6.25% due 08/01/14..............................  $   500,000  $    519,095
   6.25% due 08/01/15.......................................      500,000       519,510
  Alameda County, COP, BIG Insured, 7.25% due 12/01/08......    1,000,000     1,147,230
  Benicia Unified School District, Series A, AMBAC Insured,
   6.85% due 08/01/16.......................................    1,000,000     1,116,830
  Big Bear Lake Water Revenue Refunding, FGIC Insured, 6.25%
   due 04/01/12.............................................      500,000       535,490
  Brea Public Financing Authority Revenue, Tax Allocation
   Redevelopment Project, Series A, MBIA Insured,
   6.75% due 08/01/22.......................................    2,250,000     2,539,734
  Burbank-Glendale-Pasadena Airport Revenue Refunding, AMBAC
   Insured, 6.40% due 06/01/10..............................    2,000,000     2,152,100
  Calleguas Municipal Water District, System Improvement
   Project, COP, AMBAC Insured, 6.25% due 07/01/11..........    1,680,000     1,873,570
  Contra Costa Water Treatment Revenue Refunding, Series G,
   MBIA Insured, 5.90% due 10/01/08.........................    4,600,000     4,921,034
  Cotati-Rohnert Park Unified School District, Series B,
   FGIC Insured, 6% due 08/01/14............................      845,000       876,096
   6% due 08/01/15..........................................      905,000       937,100
  East Bay, California Municipal Utility District Water
   System, MBIA Insured, 7.50% due 06/01/18.................      850,000       979,226
  Elk Grove Unified School District, Community Facilities
   District 1, AMBAC Insured, 6.50% due 12/01/24............      500,000       597,505
  Fresno, Sewer Revenue, Series A, MBIA Insured, 6.00% due
   09/01/10.................................................    1,000,000     1,097,210
  Kern, California High School District, MBIA Insured,
   Series 1990-C, 6.25% due 08/01/12........................    1,200,000     1,354,608
  Long Beach Harbor Revenue, MBIA Insured, AMT, 5.25% due
   05/15/25.................................................    2,000,000     1,913,400
  Los Angeles Convention and Exhibition Center Authority
   Refunding, COP, AMBAC Insured, 7% due 08/15/08...........      500,000       568,360
  Los Angeles Department of Water and Power, Electric Plant
   Revenue, 7.10% due 01/15/31..............................      500,000       565,575
   7.125% due 05/15/30......................................    1,875,000     2,106,506
  Los Angeles Harbor Development Revenue Bond Issue of 1988,
   7.60% due 10/01/18.......................................      140,000       162,389
  Los Angeles Transportation Commission, Sales Tax Revenue,
   Series A, 6.90% due 07/01/21.............................    1,000,000     1,146,860
   Series A, MBIA Insured, 6.25% due 07/01/13...............    8,980,000     9,589,652
   Series B, AMBAC Insured, 6.50% due 07/01/13..............    1,750,000     1,897,245
  Los Angeles Wastewater Systems Revenue,
   Series A, MBIA Insured, 5.878% due 06/01/24..............    2,250,000     2,323,350
   Series B, AMBAC Insured, 6.25% due 06/01/12..............    2,500,000     2,678,825

18    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas California Municipal Bond Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
   Series B, AMBAC Insured, 7% due 06/01/11.................  $ 1,000,000  $  1,111,800
   Series C, AMBAC Insured, 7% due 06/01/11.................    1,000,000     1,098,620
   Series D, MBIA Insured, 6.70% due 12/01/21...............    3,000,000     3,390,630
  MSR Public Power Agency, San Juan Project Revenue,
   Series C, BIG Insured,
   6.625% due 07/01/13......................................    1,300,000     1,356,186
   Series E, MBIA Insured,
   6.75% due 07/01/11.......................................    3,000,000     3,340,200
  Marin Municipal Water District, Water Revenue, MBIA
   Insured, 5.55% due 07/01/13..............................      750,000       756,060
   5.65% due 07/01/23.......................................    2,500,000     2,536,700
  Metropolitan Water District of Southern California
   Waterworks Revenue, 5.50% due 07/01/19...................    3,000,000     2,980,410
   6.625% due 07/01/12......................................    4,540,000     4,932,937
   Series A1, 5.50% due 03/01/12............................    1,500,000     1,538,985
   Series B, 5.45% due 03/01/13.............................      815,000       821,960
   Series G, 6.50% due 03/01/12.............................    2,500,000     2,698,575
  Mountain View Capital Improvements Financing Authority,
   City Hall Community Theater, MBIA Insured, 6.25% due
   08/01/12.................................................    1,500,000     1,599,480
  New Haven Unified School District, MBIA Insured, 5.75% due
   08/01/11.................................................      925,000       959,836
  Northern California Power Agency, Public Power Revenue,
   AMBAC Insured, 7.50% due 07/01/23........................       50,000        63,227
   Hydroelectric Project 1, Series A, MBIA
   Insured, 6.25% due 07/01/12..............................    1,500,000     1,612,650
  Northern California Transmission Revenue, Series A, MBIA
   Insured, 5.25% due 05/01/20..............................    1,000,000       977,090
  Oakland Redevelopment Agency,
   Pension Financing, Series A, FGIC Insured, 7.60% due
   08/01/21.................................................    1,250,000     1,374,637
   Tax Allocation, Central District, AMBAC Insured, 7.50%
   due 02/01/14.............................................    1,000,000     1,023,390
  Orange County Sanitation District, COP 1, 2, 3, 5, 6, 7,
   and 11, Series B, FGIC Insured, 6% due 08/01/16..........    2,000,000     2,208,240
  Oxnard Financing Authority, Wastewater Revenue Refunding,
   FGIC Insured, 5.50% due 06/01/14.........................      500,000       497,115
  Pleasanton Unified School District, Series F, FGIC
   Insured, 6.25% due 08/01/14..............................      570,000       597,092
   6.25% due 08/01/15.......................................      610,000       638,993
   6.25% due 08/01/16.......................................      650,000       680,895
  Puerto Rico Commonwealth, MBIA Insured, 6.25% due
   07/01/12.................................................    1,000,000     1,138,140
  Puerto Rico Electric Power Authority Revenue, 6.50% due
   07/01/06.................................................    1,000,000     1,144,320
  Puerto Rico Public Buildings Authority Revenue, Series A,
   AMBAC Insured,
   6.25% due 07/01/10.......................................    1,000,000     1,126,760
   6.25% due 07/01/14.......................................    1,000,000     1,135,400
  Riverside Electric Revenue, 6% due 10/01/15...............    1,500,000     1,541,625


Atlas California Municipal Bond Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Sacramento City Financing Authority Revenue, 6.80% due
   11/01/20.................................................  $ 3,000,000  $  3,445,350
  Sacramento Municipal Utility District Electric Revenue,
   Refunding,
   Series C, MBIA Insured,
   5.75% due 11/15/09.......................................    1,880,000     1,966,254
   Series Z, FGIC Insured, 6.45% due 07/01/10...............    2,500,000     2,704,400
  Sacramento Municipal Utility District Electric Revenue,
   Series D, FGIC Insured, 5.25% due 11/15/12...............    2,000,000     2,004,460
  San Bernardino County, COP, Project J, Series B, 6.25% due
   08/01/19.................................................    3,500,000     3,852,135
  San Bernardino Health Care System Revenue, Sisters of
   Charity, Series A, 7% due 07/01/21.......................    3,230,000     3,585,138
  San Bernardino Transportation Authority, Sales Tax
   Revenue, Series A, FGIC Insured, 6% due 03/01/10.........    2,500,000     2,646,925
  San Diego, General Obligation, Public Safety Communication
   Project, 6.50% due 07/15/09..............................    1,525,000     1,751,340
  San Diego County Regional Transportation Commission, Sales
   Tax Revenue, Series A, FGIC Insured, 5.50% due
   04/01/07.................................................    2,100,000     2,198,595
  San Diego Public Facilities Financing Authority, Sewer
   Revenue, FGIC Insured,
   5.00% due 05/15/20.......................................    1,000,000       967,120
   5.00% due 05/15/25.......................................    1,125,000     1,084,680
  San Francisco City and County,
   Series A & B, FGIC Insured, 5.50% due 06/15/13...........    1,145,000     1,168,667
   Series E, 6.50% due 06/15/11.............................    2,220,000     2,359,949
  San Francisco City and County Airports, Community
   International Airport Revenue, Series 1, AMBAC Insured,
   6.30% due 05/01/11.......................................    3,000,000     3,232,860
   6.50% due 05/01/13.......................................    2,000,000     2,185,780
  San Francisco City and County Public Utilities, Community
   Water Revenue,
   Series A,
   6% due 11/01/15..........................................    1,000,000     1,033,840
   6.50% due 11/01/17.......................................    1,000,000     1,080,000
  San Francisco City and County Sewer Revenue Refunding,
   AMBAC Insured, 6% due 10/01/11...........................    2,280,000     2,413,357
   5.50% due 10/01/15.......................................    1,750,000     1,747,742
  San Jose-Santa Clara Water Financing Authority, Sewer
   Revenue, Series A, FGIC Insured, 5.375% due 11/15/20.....    1,000,000       999,250
  Santa Clara Electric Revenue, Series A, MBIA Insured,
   6.25% due 07/01/19.......................................    3,750,000     3,958,762
  Santa Clara Local Government Finance Authority, Revenue
   Refunding, BIG Insured, 7.25% due 02/01/13...............      250,000       277,955
  Santa Monica-Malibu Unified School District, Public School
   Facilities Reconstruction, Project A, 6.90% due
   08/01/11.................................................      500,000       546,715
  Saugus Unified School District, Series A, MBIA Insured,
   5.65% due 09/01/11.......................................    2,035,000     2,090,678

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Southern California Public Power Authority, Power Project,
   Revenue Refunding,
   Hydroelectric Hoover, 6.625% due 10/01/05................  $   600,000  $    664,218
   Palos Verdes, Series A, 6.13% due 07/01/97...............      250,000       257,787
  Southern California Public Power Authority, Transmission
   Project Revenue Refunding, 5.75% due 07/01/10............    2,000,000     2,038,200
  Southern California Rapid Transit District, COP, MBIA
   Insured, 6% due 07/01/10.................................    1,000,000     1,053,780
  State Department of Water Resources, Central Valley
   Project,
   Series I, 6.60% due 12/01/19.............................    2,000,000     2,223,620
   Series J, 6.125% due 12/01/13............................    2,225,000     2,339,298
   Series J-3, 5.50% due 12/01/23...........................    3,000,000     2,966,100
   Series M, 4.875% due 12/01/27............................    1,000,000       920,480
   Series O, 5.00% due 12/01/15.............................    2,000,000     1,936,200
  State Educational Facilities Authority Revenue,
   Pepperdine University, MBIA Insured, 6.10% due
   03/15/14.................................................    2,595,000     2,750,544
   Santa Clara University, MBIA Insured, 5.75% due
   09/01/18.................................................    3,255,000     3,322,476
   University of Southern California, 5.65% due 10/01/08....    1,000,000     1,048,040
  State Health Facilities Finance Authority Revenue,
   Adventist Health Systems West, Series B, MBIA Insured,
   6.40% due 03/01/02.......................................    1,000,000     1,107,000
   Catholic Healthcare West, AMBAC Insured, 7% due
   07/01/06.................................................    1,365,000     1,520,514
   Catholic Healthcare West, Series A, AMBAC Insured, 7% due
   07/01/20.................................................      800,000       891,144
   Children's Hospital, Los Angeles, Series A, 7.125% due
   06/01/21.................................................    2,250,000     2,596,073
   San Diego Hospital, Series B, MBIA Insured, 6.125% due
   08/01/11.................................................    1,125,000     1,189,901
   Sutter Health Systems, AMBAC Insured, 6.70% due
   01/01/13.................................................    1,000,000     1,069,370
  State Maritime Infrastructure Authority, Airport Revenue,
   San Diego Unified Port District, AMBAC Insured, 5.00% due
   11/01/20.................................................    2,000,000     1,865,280
  State Pollution Control Financing Authority, Pollution
   Control Revenue, Atlantic Richfield Co., 9.125% due
   11/01/04.................................................    2,000,000     2,048,280
  State Public Works Lease Revenue, Department of
   Corrections, Series A, 6.50% due 09/01/19................    1,650,000     1,864,830
  Truckee-Donner Public Utility District, COP, MBIA Insured,
   6.75% due 11/15/21.......................................    1,000,000     1,106,300
  University of Puerto Rico, University Revenues, 6.25% due
   06/01/07.................................................    1,000,000     1,127,160
  Vallejo Revenue Water Improvement Project J, Series B,
   FGIC Insured, 6.50% due 11/01/14.........................    4,000,000     4,352,040


Atlas California Municipal Bond Fund      (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Watsonville Water Revenue, MBIA Insured, 6% due
   05/15/16.................................................  $ 1,915,000  $  1,984,518
                                                                           ------------
  Total Bonds (cost: $168,906,002)                                          182,545,558
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 1.12%
  Los Angeles Community Redevelopment Agency, Willowbrook
   Project, 4% due 11/01/15.................................      300,000       300,000
  Los Angeles Regional Airport Improvement Corp., Lease
   Revenue, American Airlines - LAX, Series E, 4.95% due
   12/01/24.................................................      100,000       100,000
  State Health Facilities Financing Authority Revenue,
   Refunding, St. Francis Memorial Hospital, Series B, 4.80%
   due 11/01/19.............................................      400,000       400,000
  State Pollution Control Financing Authority Revenue,
   Burney Forest Project, Series A, AMT, 4.25% due
   09/01/20.................................................      300,000       300,000
   Delano Project, Series 1991, AMT, 4.20% due 08/01/19.....      100,000       100,000
   Exxon Project, 4.80% due 12/01/12........................      200,000       200,000
   Honey Lake Power Project, AMT, 4.05% due 09/01/18........      200,000       200,000
   Ultrapower - Malaga, Series B, AMT, 4.55% due 04/01/17...      100,000       100,000
   Ultrapower-Rocklin, Series A, AMT, 3.40% due 06/01/17....      200,000       200,000
   Ultrapower-Rocklin, Series B, AMT, 4.10% due 06/01/17....      200,000       200,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $2,100,000)                         2,100,000
                                                                           ------------
TOTAL SECURITIES (COST: $171,006,002) - 98.51%                              184,645,558
OTHER ASSETS AND LIABILITIES, NET - 1.49%                                     2,799,028
                                                                           ------------
NET ASSETS - 100.00%                                                       $187,444,586
                                                                           ------------
                                                                           ------------
Atlas National Municipal Bond Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
BONDS - 103.38%
  Adams County, Colorado School District 12, Series A, MBIA
   Insured, 6.75% due 12/15/07..............................  $ 1,065,000  $  1,251,130
  Alexandria, Louisiana, Utility Revenue, FGIC Insured,
   8.20% due 05/01/07.......................................       50,000        54,302
  Anchorage, Alaska, Electric Utility Revenue Refunding,
   MBIA Insured, 8% due 12/01/10............................      985,000     1,282,923
  Arapahoe County Colorado School District 005, Cherry
   Creek, Series A, 5.25% due 12/15/02......................      500,000       525,850
  Arapahoe County Colorado School District 006, Littleton,
   Series A, 5.50% due 12/01/06.............................      750,000       793,537

20    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas National Municipal Bond Fund       (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Austin, Texas Airport Systems Revenue, Series A, MBIA
   Insured, AMT, 6.50% due 11/15/04.........................  $ 1,000,000  $  1,119,350
  Boulder, Larimer & Weld Counties, Colorado School District
   RE1J, Refunding, Series A, MBIA Insured, 5.80% due
   12/15/07.................................................    1,500,000     1,591,305
  Chicago, Illinois Metropolitan Water Reclamation District,
   Greater Chicago Capital Improvement, 7.25% due
   12/01/12.................................................    1,500,000     1,864,545
  Chicago, Illinois, Park District Aquarium & Museum, Series
   B, 6.50% due 11/15/13....................................    2,500,000     2,743,375
  Chicago, Illinois, Public Building Commission, Board of
   Education, Series A,
   FGIC Insured, 7.50% due 01/01/99.........................      500,000       548,500
   MBIA Insured, 7.125% due 01/01/15........................      125,000       142,388
  Cleveland, Ohio, Waterworks Revenue Refunding, Series
   F-92B, AMBAC Insured, 6.25% due 01/01/16.................    1,000,000     1,070,940
  Colorado Springs, Colorado Utilities Revenue,
   Series A, 6.50% due 11/15/15.............................    2,000,000     2,183,080
   Series C, 6.75% due 11/15/21.............................      500,000       571,630
  Cumberland County, New Jersey, Waste Disposal Revenue,
   FGIC Insured, 6% due 01/01/01............................      500,000       532,670
  Dade County, Florida, Water and Sewer Revenue, FGIC
   Insured, 5.50% due 10/01/15..............................    1,000,000     1,011,130
  Denver, Colorado, City and County Water Refunding, 5% due
   10/01/10.................................................    1,500,000     1,507,935
  Forest Hills, Michigan, Public Schools Refunding, 6.25%
   due 05/01/15.............................................      875,000       930,974
  Fort Collins, Colorado Wastewater Utility Enterprise,
   Revenue Refunding, FGIC Insured, 5.375% due 12/01/09.....      750,000       768,630
  Georgia Municipal Electric Authority, Power Revenue Bonds,
   Series O, 8.125% due 01/01/17............................       50,000        54,475
  Highlands Ranch, Colorado, Metropolitan District 2, 6.50%
   due 06/15/09.............................................    1,960,000     2,148,532
  Houston, Texas, General Obligation Refunding, Series D,
   5.25% due 03/01/10.......................................      500,000       502,335
  Illinois Health Facilities Authority, Revenue Refunding,
   Sherman Hospital Project, MBIA Insured, 6.75% due
   08/01/11.................................................    1,000,000     1,102,110
  Indiana State Office Building Commission, Capital Complex
   Revenue, Senate Avenue Parking, Series A, MBIA Insured,
   7.25% due 07/01/12.......................................       50,000        57,074
  Jacksonville, Florida, Electric Utility Revenue, Crossover
   Refunding, Saint John's River Power, 1989 Series, 6.50%
   due 10/01/14.............................................      500,000       534,945
  Kansas City, Kansas, Utility Systems Revenue, FGIC
   Insured, 6.375% due 09/01/23.............................    1,500,000     1,640,865
  Kentucky Infrastructure Authority Revenue, Series C, 7.50%
   due 02/01/18.............................................      400,000       446,864


Atlas National Municipal Bond Fund       (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Kern County, California High School District, Series
   1990-C, 6.25% due 08/01/10...............................  $   545,000  $    611,555
  Lakota, Ohio Local School District, AMBAC Insured, 7% due
   12/01/09.................................................    1,740,000     2,091,793
  Lansing, Illinois, General Obligation, Unlimited Tax, FGIC
   Insured, 8.25% due 12/01/07..............................       25,000        27,508
  Los Angeles, California, Wastewater System Revenue, Series
   D, MBIA Insured, 6.70% due 12/01/21......................    1,000,000     1,130,210
  Maricopa County, Arizona, Unified School District 69,
   Paradise Valley, MBIA Insured, 6.35% due 07/01/10........      600,000       682,188
  Massachusetts Health and Educational Facilities Authority
   Revenue, Northeastern University, Series E, MBIA Insured,
   6.55% due 10/01/22.......................................      500,000       548,665
  Massachusetts State Water Resource Authority, Series A,
   6.50% due 07/15/21.......................................      525,000       595,954
   7% due 04/01/18..........................................    1,000,000     1,125,580
  Metropolitan Pier & Exposition Authority, Illinois,
   Dedicated State Tax Revenue, 7.25% due 06/15/05..........      250,000       293,077
  Michigan State University Revenue, Series A, 6.125% due
   08/15/08.................................................      500,000       530,615
  Missouri Health and Educational Facilities Authority, St.
   Luke's Hospital, Kansas City, MBIA Insured, 6.50% due
   11/15/17.................................................      500,000       565,190
  New York City Municipal Water Finance Authority, Water &
   Sewer Systems Revenue, Series B, FGIC Insured, 7.625% due
   06/15/17.................................................      125,000       137,466
  New York State Dormitory Authority, New York College and
   University, Pooled Capital Program, FGIC Insured, 7.80%
   due 12/01/05.............................................      185,000       204,283
  North Central Texas Health Facilities Development
   Corporation, 6.25% due 05/15/10..........................    1,000,000     1,094,680
  Northern California Power Agency Public Revenue Refunding,
   Hydroelectric Project 1, Series A, MBIA Insured, 6.25%
   due 07/01/12.............................................      750,000       806,325
  Northumberland County, Pennsylvania, Commonwealth Lease
   Revenue, MBIA Insured, 6.25% due 10/15/09................      750,000       809,888
  Puerto Rico Commonwealth, Refunding, MBIA Insured, 6.25%
   due 07/01/12.............................................    2,000,000     2,276,280
  Puerto Rico Electric Power Authority Revenue, Series 2014,
   7.125% due 07/01/14......................................      630,000       701,587
  Sacramento, California, Municipal Utility District
   Electric Revenue Refunding, Series Z, FGIC Insured, 6.45%
   due 07/01/10.............................................      600,000       649,056
  Salt Lake City, Utah, Hospital Revenue Refunding, IHC
   Hospitals, Inc., Series A, 7.60% due 02/15/20............    1,000,000     1,121,200
  Salt River Project, Arizona, Agriculture Improvement and
   Power District, Electric Systems Revenue, Series A, 7.50%
   due 01/01/27.............................................       50,000        52,922

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund       (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Shawnee County, Kansas Unified School District 345, MBIA
   Insured, 5.50% due 09/01/12..............................  $ 1,195,000  $  1,224,708
  Springfield, Illinois, Unlimited Tax, General Obligation,
   6.30% due 12/01/13.......................................      100,000       103,817
  Superior, Wisconsin, Industrial Development Revenue,
   Detroit Edison, Midwest Energy Resources Company, FGIC
   Insured, 6.90% due 08/01/21..............................      500,000       612,140
  Tacoma, Washington, Electric System Revenue, 7.50% due
   01/01/12.................................................      100,000       112,128
  Texas Health Facilities Development Corporation Hospital
   Revenue, Cook-Fort Worth Children's Center, FGIC Insured,
   6.25% due 12/01/12.......................................    1,000,000     1,065,330
  University of Maryland, Auxiliary Facilities and Tuition
   Revenue, Series A, 6.30% due 02/01/10....................      500,000       541,335
  University of Nevada, University Revenue Refunding,
   Community College System, AMBAC Insured, 5.50% due
   07/01/11.................................................    1,000,000     1,021,520
  University of Puerto Rico, University Revenues Refunding,
   Series N, MBIA Insured, 6.25% due 06/01/06...............    2,000,000     2,253,040
  University of Texas Permanent University Fund, Series
   1991, 6.50% due 07/01/11.................................      500,000       542,070
  Vallejo, California, Revenue, Water Improvement Project,
   Series B, FGIC Insured, 6.50% due 11/01/14...............    1,000,000     1,088,010
  Washington Public Power Supply System, Refunding Revenue,
   Nuclear Project 1, Series A, 7.50% due 07/01/15..........      260,000       290,704
   Nuclear Project 2, Series A, 7.25% due 07/01/06..........      500,000       583,270
   Nuclear Project 2, Series A, 7.375% due 07/01/12.........    1,000,000     1,146,570
   Nuclear Project 2, Series B, 7% due 07/01/12.............      140,000       153,531
   Nuclear Project 3, Series B, 7.20% due 07/01/99..........      250,000       272,393
  Wayne Charter County, Michigan, Airport Revenue, Detroit
   Metropolitan, MBIA Insured, 6.50% due 12/01/11...........      500,000       565,570
  West Virginia, School Building Authority Revenue, MBIA
   Insured, 7.25% due 07/01/15..............................       50,000        57,074
  Westminster, Colorado Sales & Use Tax Revenue, Series A,
   FGIC Insured, 6.25% due 12/01/12.........................    1,500,000     1,607,597
                                                                           ------------
  Total Bonds (cost: $52,338,386)                                            56,278,223
                                                                           ------------
VARIABLE RATE DEMAND NOTES* - 1.29%
  Delaware Economic Development Authority, Delmarva Project,
   AMT, 3% due 10/01/29.....................................      400,000       400,000
  Texas, Lone Star Airport, 4.05% due 12/01/14..............      100,000       100,000


Atlas National Municipal Bond Fund       (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Winston-Salem, North Carolina, Risk Acceptance Management
   Corp., 2.65% due 07/01/09................................  $   200,000  $    200,000
                                                                           ------------
  Total Variable Rate Demand Notes (cost: $700,000)                             700,000
                                                                           ------------
TOTAL SECURITIES (COST: $53,038,386) - 104.67%                               56,978,223
OTHER ASSETS AND LIABILITIES, NET - (4.67)%                                  (2,540,164)
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 54,438,059
                                                                           ------------
                                                                           ------------
Atlas U.S. Government and Mortgage Securities Fund
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
U.S. GOVERNMENT AGENCIES - 99.21%
  Federal Home Loan Mortgage Corporation
   7.00% due 2023 - 2024....................................  $11,027,972  $ 11,132,738
   7.50% due 2023 - 2024....................................   20,129,646    22,904,032
   8.00% due 2020 - 2024....................................   16,678,513    17,305,743
   8.50% due 2017 - 2022....................................    8,741,135     9,154,005
   9.00% due 2017 - 2024....................................    9,925,810    10,477,400
   9.50% due 2016 - 2021....................................    1,873,528     1,998,424
   10.00% due 2017 - 2020...................................      214,334       233,760
   10.50% due 2018 - 2020...................................      257,977       284,922
  Federal National Mortgage Association
   6.50% due 2023...........................................        6,400         6,326
   7.00% due 2023 - 2025....................................   45,385,670    45,772,700
   7.50% due 2024 - 2025....................................   25,601,390    26,244,498
   8.00% due 2024 - 2025....................................   61,107,637    63,312,272
   8.50% due 2024 - 2025....................................   13,697,360    14,308,524
   9.00% due 2021 - 2025....................................   20,706,182    21,823,913
   9.50% due 2020...........................................       85,191        90,804
  Government National Mortgage Association
   7.50% due 2022 - 2024....................................    8,681,276     8,947,801
   8.00% due 2023 - 2025....................................    3,063,606     3,193,974
   8.50% due 2016 - 2020....................................      147,490       156,230
                                                                           ------------
  Total U.S. Government Agencies (cost: $251,096,021)                       257,348,066
                                                                           ------------
SHORT-TERM INVESTMENTS - 4.80%
  6.14% FNMA Floating Collateralized Mortgage Obligation due
   1998.....................................................      364,668       366,831
  6.24% FNMA Floating Collateralized Mortgage Obligation due
   1998.....................................................      448,773       451,857
  6.35% FHLMC Floating Collateralized Mortgage Obligation
   due 1997.................................................    4,043,132     4,043,132
  6.44% FNMA Floating Collateralized Mortgage Obligation due
   1999.....................................................      606,057       609,845
  6.45% FHLMC Floating Collateralized Mortgage Obligation
   due 1999.................................................      633,775       638,725

22    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas U.S. Government and Mortgage Securities Fund                          (continued)
---------------------------------------------------------------------------------------

                                                                           value (note
                                                              face amount       1)
                                                              -----------  ------------
  Repurchase Agreement dated December 29, 1995 with Lehman
   Government Securities, Inc., effective yield of 5.96%,
   due January 2, 1996 with respect to $6,335,000 U.S.
   Treasury Notes, 5.75%, September 30, 1997, with a value
   of $6,476,050............................................  $ 6,350,000  $  6,350,000
                                                                           ------------
  Total Short-Term Investments (cost: $12,452,903)                           12,460,390
                                                                           ------------
TOTAL SECURITIES (COST: $263,548,924) - 104.01%                             269,808,456
OTHER ASSETS AND LIABILITIES, NET - (4.01)%                                 (10,395,157)
                                                                           ------------
NET ASSETS - 100.00%                                                       $259,413,299
                                                                           ------------
                                                                           ------------
Atlas Balanced Fund
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
COMMON STOCKS - 33.96%
  Banks - 15.50%
   Banc One Corp. ..........................................        3,000  $    113,250
   BankAmerica Corp. .......................................        3,500       226,625
   BayBanks, Inc. ..........................................        2,000       196,500
   Capital One Financial Corp. .............................        5,000       119,375
   Chase Manhattan Corp. ...................................        4,000       242,500
   First Bank System, Inc. .................................        3,500       173,687
   First Chicago NBD Corp. .................................        3,620       142,990
   First Fidelity Bancorp...................................        2,500       188,437
   First Union Corp. .......................................        3,500       194,687
   Fleet Financial Group, Inc. .............................        3,000       122,250
   Keycorp..................................................        3,500       126,875
   National City Corp. .....................................        3,000        99,375
   PNC Bank Corp. ..........................................        3,400       109,650
   Signet Banking Corp. ....................................        5,000       118,750
   UJB Financial Corp. .....................................        5,000       178,750
  Chemicals & Allied Products - 1.24%
   Dexter Corp. ............................................        5,000       118,125
   Dow Chemical Co. ........................................        1,000        70,375
  Drugs and Health Care - 2.09%
   American Home Products Corp. ............................        1,500       145,500
   Bristol-Myers Squibb Co. ................................        2,000       171,750
  Electrical Utilities - 2.34%
   American Electric Power Co. .............................        1,500        60,750
   Centerior Energy Corp. ..................................        3,000        26,625
   Entergy Corp. ...........................................        3,000        87,750
   Florida Progress Corp. ..................................        2,000        70,750
   Public Service Company of Colorado.......................        1,700        60,137
   Public Service Enterprise Group..........................        1,600        49,000
  Electronics - 0.97%
   Tektronix, Inc. .........................................        3,000       147,375
  Insurance - 2.93%
   Allstate Corp. ..........................................        2,781       114,369
   GCR Holdings, Ltd. (b)...................................        7,000       157,500
   Reliance Group Holdings, Inc. ...........................       20,000       172,500
  Oil & Gas - 5.50%
   Mobil Corp. .............................................        1,000       112,000
   Occidental Petroleum Corp. ..............................       15,000       320,625
   Phillips Petroleum Co. ..................................        5,000       170,625
   Royal Dutch Petroleum Co. ADR............................          700        98,787
   Tenneco, Inc. ...........................................        1,100        54,588

Atlas Balanced Fund                      (continued)
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
   Texaco, Inc. ............................................        1,000  $     78,500
  Paper & Forest Products - 1.50%
   Union Camp Corp. ........................................        2,500       119,063
   Weyerhaeuser Co. ........................................        2,500       108,125
  Retail Trade - 0.77%
   Sears Roebuck & Co. .....................................        3,000       117,000
  Telecommunications - 1.12%
   BCE, Inc. ...............................................        3,000       103,500
   GTE Corp. ...............................................        1,500        66,000
                                                                           ------------
  Total Common Stocks (cost: $3,990,756)                                      5,155,020
                                                                           ------------
CONVERTIBLE PREFERRED STOCKS - 23.59%
  Airlines - .59%
   Delta Airlines, Inc., Series C...........................        1,500        89,063
  Banks - 0.60%
   Citicorp, Series 13......................................          500        91,438
  Electrical Equipment - 1.04%
   Westinghouse Electric Corp., Series C (a)................       10,000       157,500
  Electronics - 1.66%
   Elsag Bailey Process Automation N.V. (a).................        5,000       251,250
  Environmental Management - 1.45%
   Browning-Ferris Industries, Inc. ACES....................        7,000       219,625
  Financial Services - 1.10%
   American Express Co. DECS................................        3,000       166,500
  Insurance - 1.22%
   Allstate Corp. ..........................................        4,500       184,500
  Industrials - 2.22%
   Continental Air Finance Trust............................        3,000       159,000
   Owens-Corning Capital LLC MIPS (a).......................        3,000       177,750
  Metals Mining - 0.83%
   Reynolds Metals Co. PRIDES...............................        2,500       126,563
  Oil & Gas - 5.39%
   Atlantic Richfield Co. ..................................       10,000       235,000
   Noble Drilling Corp. ....................................        5,000       128,750
   Santa Fe Energy Resources, Inc., Series A................       20,000       197,500
   Valero Energy Corp. .....................................        5,000       257,500
  Other Utilities - 1.58%
   Enron Corp. ACES.........................................       10,000       240,000
  Paper & Forest Products - 3.07%
   Boise Cascade Corp., Series G ACES.......................        3,000        85,875
   Bowater, Inc., Series B PRIDES...........................        2,500        76,250
   James River Corp., Series P DECS.........................       13,000       303,875
  Telephone Utilities - 2.84%
   Compania de Inversiones en Telecommunicaciones SA PRIDES
   (a)......................................................        3,000       169,125
   U.S. West, Inc. .........................................       10,000       262,500
                                                                           ------------
  Total Convertible Preferred Stocks (cost: $3,469,679)                       3,579,564
                                                                           ------------
CONVERTIBLE BONDS - 10.08%
  Airlines - 1.99%
   AMR Corp., 6.125% due 11/01/24...........................  $   200,000       207,000
   Delta Airlines, Inc., 3.23% due 06/15/03.................  $   100,000        95,000
  Banks - 1.01%
   Banco de Galicia y Buenos Aires ADS, 7% due 08/01/02.....  $   200,000       154,000
  Drugs and Health Care - .71%
   ICN Pharmaceuticals, Inc., 8.50% due 11/15/99............  $   100,000       107,500
  Industrials - 2.48%
   ADT Operations, Inc., 0% due 07/06/10....................  $   500,000       233,750

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas Balanced Fund                      (continued)
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
   U.S. Home Corp., 4.875% due 11/01/05.....................  $   150,000  $    142,500
  Insurance - 1.32%
   Mutual Risk Management, 0% due 10/30/15 (a)..............  $   500,000       201,250
  Metals Mining - 2.57%
   Inco, Ltd., 5.75% due 07/01/04...........................  $   300,000       389,625
                                                                           ------------
  Total Convertible Bonds (cost: $1,385,882)                                  1,530,625
                                                                           ------------
CORPORATE BONDS - 14.10%
  Drugs and Health Care - 1.65%
   R.P. Scherer Corp., 6.75% due 02/01/04...................  $   250,000       250,375
  Finance & Banking - 1.84%
   First Chicago NBD Bancorp., 7.25% due 08/15/04...........  $   175,000       186,929
   Paine Webber Group, Inc., 7% due 03/01/00................  $    90,000        91,882
  Food Processing - 1.76%
   ConAgra, Inc., 7.40% due 09/15/04........................  $   250,000       267,398
  Foreign Government - 1.15%
   Treasury Corp. of Victoria, 9% due 09/04/02..............  $   228,000       174,902
  Gaming - 0.83%
   Circus Circus Enterprises, 6.75% due 07/15/03............  $   125,000       125,915
  Motor Vehicles & Equipment - .64%
   General Motors Acceptance Corp., 5.50% due 12/15/01......  $   100,000        96,575
  Oil and Gas - 2.36%
   Coastal Corp., 9.75% due 08/01/03........................  $   300,000       358,317
  Other Utilities - 2.25%
   Enron Corp., 9.875% due 06/15/03.........................  $   125,000       151,311
   Enron Corp., 7.625% due 09/10/04.........................  $   175,000       190,738
  Printing, Publishing & Allied Products - .55%
   Time Warner, Inc., 7.95% due 02/01/00....................  $    80,000        84,334
  Telecommunications - 1.07%
   Tele-Communications, Inc., 7.25% due 08/01/05............  $   160,000       162,139
                                                                           ------------
  Total Corporate Bonds (cost: $2,067,586)                                    2,140,815
                                                                           ------------
UNITED STATES TREASURY NOTES - 11.14%
  7.625% due 04/30/96.......................................  $   375,000       377,812
  7.50% due 12/31/96........................................  $   940,000       960,558
  5.625% due 10/31/97.......................................  $   350,000       352,569
                                                                           ------------
  Total United States Treasury Notes (cost: $1,674,196)                       1,690,939
                                                                           ------------
SHORT-TERM SECURITIES - 6.27%
  Repurchase Agreement dated December 29, 1995 with State
   Street Bank and Trust Company, effective yield of 5%, due
   January 2, 1996 with respect to $950,000 United States
   Treasury Notes, 6.125%, May 15, 1998, with a value of
   $975,166.................................................  $   952,000       952,000
                                                                           ------------
  Total Short-Term Securities (cost: $952,000)                                  952,000
                                                                           ------------
TOTAL SECURITIES (COST: $13,540,099) - 99.14%                                15,048,963
OTHER ASSETS AND LIABILITIES, NET - 0.86%                                       130,195
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 15,179,158
                                                                           ------------
                                                                           ------------

Atlas Growth and Income Fund
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
COMMON STOCKS - 74.30%
  Aerospace & Defense - .48%
   Boeing Co. ..............................................        6,000  $    470,250
  Apparel & Textiles - 1.27%
   Authentic Fitness Corp. .................................       11,300       234,475
   Warnaco Group, Inc. CI.A.................................       40,000     1,000,000
  Banks - 4.42%
   Corestates Financial Corp. ..............................       30,000     1,136,250
   First Bank System, Inc. .................................        9,500       471,437
   Firstar Corp. ...........................................       20,000       792,500
   J.P. Morgan & Company, Inc. .............................       15,000     1,203,750
   NationsBank Corp. .......................................       10,000       696,250
  Chemicals - 2.20%
   DuPont (E.I.) De Nemours & Co. ..........................        8,000       559,000
   IMC Global, Inc. ........................................       18,000       735,750
   Monsanto Co. ............................................        2,500       306,250
   Morton International, Inc. ..............................       15,000       538,125
  Computer Hardware - 1.73%
   Bay Networks, Inc. (b)...................................       11,000       452,375
   Cisco Systems, Inc. (b)..................................       16,500     1,231,312
  Computer Software - 1.65%
   Adobe Systems, Inc. .....................................       10,000       620,000
   Bell & Howell Holdings Co. (b)...........................       15,000       420,000
   Nintendo Co., Ltd. ......................................        7,500       570,761
  Consumer Goods - .22%
   Adidas AG (b)............................................        8,000       213,000
  Drugs & Health Care - 6.52%
   American Home Products Corp. ............................        5,500       533,500
   Amgen, Inc. (b)..........................................       18,000     1,068,750
   Astra AB-A...............................................       33,700     1,347,548
   Genentech, Inc. (b)......................................       15,000       795,000
   Healthsouth Corp. (b)....................................       35,000     1,019,375
   Johnson & Johnson........................................        7,000       599,375
   Merck & Co., Inc. .......................................       15,000       986,250
  Electrical Equipment - 3.49%
   Emerson Electric Co. ....................................       12,500     1,021,875
   General Electric Co. ....................................       14,000     1,008,000
   Honeywell, Inc. .........................................       18,000       875,250
   Westinghouse Electric Corp. .............................       30,000       495,000
  Electrical Utilities - 4.26%
   Baltimore Gas & Electric Co. ............................       16,000       456,000
   Carolina Power & Light Co. ..............................       28,000       966,000
   Detroit Edison Co. ......................................       15,000       517,500
   Houston Industries, Inc. ................................       30,000       727,500
   Southern Co. ............................................       20,000       492,500
   Unicom Corp. ............................................       30,000       982,500
  Electronics - 2.17%
   General Motors Corp. Cl. H...............................       16,100       790,912
   LSI Logic Corp. (b)......................................        8,000       262,000
   Motorola, Inc. ..........................................       10,000       570,000
   Texas Instruments, Inc. .................................        9,500       491,625
  Energy Services - 3.09%
   Dresser Industries, Inc. ................................       30,000       731,250
   Halliburton Co. .........................................       10,000       506,250
   Schlumberger, Ltd. ......................................       13,000       900,250
   Weatherford Enterra, Inc. (b)............................       12,500       360,938
   Western Atlas, Inc. (b)..................................       10,000       505,000
  Financial Services - 3.06%
   H&R Block, Inc. .........................................       18,000       729,000
   Household International, Inc. ...........................       12,000       709,500
   MBNA Corp. ..............................................       15,000       553,125
   Student Loan Marketing Association.......................       15,000       988,125
  Food & Beverages - 1.41%
   CPC International, Inc. .................................       15,000     1,029,375
   Quaker Oats Co. .........................................       10,000       345,000

24    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

Atlas Growth and Income Fund            (continued)
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
  Funeral Services - 1.05%
   Service Corporation International........................       23,200  $  1,020,800
  Gas Utilities - .91%
   Sonat, Inc. .............................................       25,000       890,625
  Industrial & Commercial Machines - 3.19%
   InFocus Systems, Inc. (b)................................       20,000       722,500
   Lexmark International Group, Inc. (b)....................       22,500       410,625
   Xerox Corp. .............................................       14,400     1,972,800
  Industrial Manufacturing - 1.10%
   Tyco International, Ltd. ................................       30,000     1,068,750
  Industrial Services - .90%
   Alco Standard Corp. .....................................       18,800       857,750
   Danka Business Systems ADR...............................          500        18,500
  Informational Services - .67%
   Dun & Bradstreet Corp. ..................................       10,000       647,500
  Insurance - 1.00%
   MGIC Investment Corp. ...................................       18,000       976,500
  Leisure & Entertainment - 2.80%
   Carnival Corp. CI.A......................................       12,000       292,500
   Regal Cinemas, Inc. (b)..................................       29,500       877,625
   U.S. West Media Group, Inc. (b)..........................       32,000       608,000
   The Walt Disney Co. .....................................       16,000       944,000
  Medical Products - 2.11%
   Baxter International, Inc. ..............................       15,000       628,125
   Guidant Corp. ...........................................       15,000       633,750
   Molecular Devices Corp. (b)..............................       20,000       210,000
   Spine-Tech, Inc. (b).....................................       25,000       581,250
  Metals Mining - 1.01%
   Aluminum Company of America..............................       13,000       687,375
   Newmont Mining Corp. ....................................        6,500       294,125
  Motor Vehicles - .81%
   Chrysler Corp. ..........................................       10,000       553,750
   General Motors Corp. ....................................        4,500       237,938
  Office Supplies - .93%
   U.S. Office Products Co. (b).............................       40,000       910,000
  Oil & Gas - 5.44%
   Apache Corp. ............................................       25,000       737,500
   Atlantic Richfield Co. LYONS.............................        5,000       553,750
   Kerr-McGee Corp. ........................................        8,500       539,750
   Occidental Petroleum Corp. ..............................       35,000       748,125
   Royal Dutch Petroleum Co. ADR............................        5,000       705,625
   Sun Co., Inc. ...........................................       25,000       684,375
   Tenneco, Inc. ...........................................       20,000       992,500
   Union Pacific Resources Group, Inc. .....................       13,200       334,950
  Paper & Forest Products - .68%
   Rayonier, Inc. ..........................................        7,000       233,625
   Weyerhaeuser Co. ........................................       10,000       432,500
  Photographic Equipment & Supplies - .93%
   Eastman Kodak Co. .......................................       13,500       904,500
  Railroad Transportation - .56%
   Burlington Northern Santa Fe.............................        7,000       546,000
  Real Estate - .27%
   Clayton Homes, Inc. .....................................       12,500       267,188
  Restaurants - 2.51%
   Landry's Seafood Restaurants, Inc. (b)...................       20,000       341,250
   McDonald's Corp. ........................................       30,000     1,353,750
   Wendy's International, Inc. .............................       35,000       743,750
  Retail Trade - 4.99%
   CompUSA, Inc. (b)........................................       16,000       498,000
   General Nutrition Companies, Inc. (b)....................       22,000       506,000
   Kohl's Corp. (b).........................................        8,500       446,250
   May Department Stores Co. ...............................       10,000       422,500
   Nine West Group, Inc. (b)................................       20,000       750,000
   OfficeMax, Inc. (b)......................................       17,000       380,375
   Revco D.S., Inc. (b).....................................       12,500       353,125


Atlas Growth and Income Fund            (continued)
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
   Sears Roebuck & Co. .....................................       13,000  $    507,000
   The Men's Wearhouse, Inc. (b)............................       35,250       907,688
   Walgreen Co. ............................................        3,000        89,625
  Telecommunications - 6.47%
   AT&T Corp. ..............................................       19,000     1,230,250
   Bell Atlantic Corp. .....................................       12,000       802,500
   Ericsson (LM) Telephone ADR..............................       14,000       273,000
   GTE Corp. ...............................................       20,000       880,000
   Palmer Wireless, Inc. (b)................................       17,500       385,000
   TCSI Corp. (b)...........................................       26,000       481,000
   U.S. West, Inc. .........................................       22,000       786,500
   WorldCom, Inc. (b).......................................       41,300     1,455,825
                                                                           ------------
  Total Common Stocks (cost: $60,159,477)                                    72,334,322
                                                                           ------------
CONVERTIBLE PREFERRED STOCKS - 6.45%
  Airlines - .31%
   Delta Airlines, Inc., Series C...........................        5,000       296,875
  Computer Services - .96%
   General Motors Corp., Series C...........................       12,800       937,600
  Gas-Utilities - .90%
   Williams Cos., Inc., Series E............................       12,000       880,500
  Insurance - .16%
   Merrill Lynch & Co., Inc. ...............................        3,000       154,875
  Metals Mining - 1.31%
   Freeport - McMoRan Copper & Gold, Inc. ..................       30,000       817,500
   Reynolds Metals Co. PRIDES...............................        9,000       455,625
  Oil & Gas - 1.30%
   Atlantic Richfield Co. LYONS.............................       22,000       517,000
   Occidental Petroleum Corp. ..............................       12,000       745,500
  Oil Drilling - .58%
   Noble Drilling Corp. ....................................       22,000       566,500
  Telecommunications - .93%
   LCI International, Inc. .................................       17,000       909,500
                                                                           ------------
  Total Convertible Preferred Stocks (cost: $4,999,796)                       6,281,475
                                                                           ------------
CONVERTIBLE BONDS - 1.66%
  Industrial- 1.66%
   Staples, Inc., 4.50% due 10/01/00 (a)....................  $   500,000       497,500
   Thermo Electron Corp., 4.25% due 01/01/03 (a)............  $   500,000       541,250
   United States Filter Corp., 6% due 09/15/05 (a)..........  $   500,000       575,000
                                                                           ------------
  Total Convertible Bonds (cost: $1,502,722)                                  1,613,750
                                                                           ------------
SHORT-TERM SECURITIES - 17.81%
  Repurchase Agreement dated December 29, 1995 with State
   Street Bank and Trust Company, effective yield of 5%, due
   January 2, 1996 with respect to $17,220,000 United States
   Treasury Notes, 6.125%, May 15, 1998 with a value of
   $17,676,164..............................................  $17,338,000    17,338,000
                                                                           ------------
  Total Short-Term Securities (cost: $17,338,000)                            17,338,000
                                                                           ------------
TOTAL SECURITIES (COST: $83,999,995) - 100.22%                               97,567,547
OTHER ASSETS AND LIABILITIES, NET - (.22)%                                     (214,432)
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 97,353,115
                                                                           ------------
                                                                           ------------

STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS         DECEMBER 31, 1995
--------------------------------------------------------------------------------

Atlas Strategic Growth Fund
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
COMMON STOCKS - 76.04%
  Advertising Services - .81%
   Interpublic Group of Companies, Inc. ....................        2,700  $    117,112
  Aerospace & Defense - 1.04%
   AlliedSignal, Inc. ......................................        3,200       152,000
  Airlines - 1.52%
   Delta Airlines, Inc. ....................................        3,000       221,625
  Banks - 10.54%
   Banc One Corp. ..........................................        5,900       222,725
   BankAmerica Corp. .......................................        3,500       226,625
   Bankers Trust New York Corp. ............................        3,400       226,100
   Barnett Banks, Inc. .....................................        3,700       218,300
   First Bank System, Inc. .................................        4,000       198,500
   NationsBank Corp. .......................................        3,100       215,837
   Suntrust Banks, Inc. ....................................        3,300       226,050
  Chemicals & Allied Products - 3.96%
   Great Lakes Chemical Corp. ..............................        3,100       223,200
   Morton International, Inc. ..............................        6,000       215,250
   PPG Industries, Inc. ....................................        3,000       137,250
  Computer Hardware - 4.56%
   Compaq Computer Corp. (b)................................        4,500       216,000
   International Business Machines Corp. ...................        2,300       211,025
   Sun Microsystems, Inc. (b)...............................        5,200       237,250
  Computer Software - 5.43%
   Automatic Data Processing, Inc. .........................        2,600       193,050
   Computer Associates International, Inc. .................        2,850       162,094
   Microsoft Corp. (b)......................................        2,600       228,150
   Oracle Systems Corp. (b).................................        4,900       207,637
  Consumer Goods & Services - 1.48%
   Procter & Gamble Co. ....................................        2,600       215,800
  Drugs & Health Care - 8.67%
   Abbott Laboratories......................................        4,400       183,700
   Johnson & Johnson........................................        2,600       222,625
   Medtronic, Inc. .........................................        4,200       234,675
   Pfizer, Inc. ............................................        3,800       239,400
   Schering-Plough Corp. ...................................        3,700       202,575
   Stryker Corp. ...........................................        3,400       178,500
  Electrical Equipment - 1.04%
   General Electric Co. ....................................        2,100       151,200
  Electronics - 6.02%
   Avnet, Inc. .............................................        4,700       210,325
   Intel Corp. .............................................        2,400       136,200
   Molex, Inc. .............................................        6,000       190,500
   Motorola, Inc. ..........................................        2,500       142,500
   Texas Instruments, Inc. .................................        3,800       196,650
  Energy Services - .48%
   Schlumberger, Ltd. ......................................        1,000        69,250
  Financial Services - 1.71%
   Federal National Mortgage Association....................        2,000       248,250
  Food & Beverages - 4.32%
   The Coca-Cola Co. .......................................        2,800       207,900
   Pepsico, Inc. ...........................................        4,000       223,500
   Sara Lee Corp. ..........................................        6,200       197,625

Atlas Strategic Growth Fund               (continued)
---------------------------------------------------------------------------------------

                                                               shares or   value (note
                                                              face amount       1)
                                                              -----------  ------------
  General Building Contractors - 1.59%
   Fluor Corp. .............................................        3,500  $    231,000
  General Merchandise Stores - .52%
   Wal Mart Stores, Inc. ...................................        3,400        76,075
  Industrial & Commercial Machines - 2.94%
   Hewlett-Packard Co. .....................................        2,700       226,125
   Parker Hannifin Corp. ...................................        5,900       202,075
  Industrial Manufacturing - 2.17%
   Dover Corp. .............................................        5,700       210,188
   Trinova Corp. ...........................................          100         2,863
   Tyco International, Ltd. ................................        2,900       103,313
  Leisure Time - 1.42%
   The Walt Disney Co. .....................................        3,500       206,500
  Metals Mining - 1.56%
   Reynolds Metals Co. .....................................        4,000       226,500
  Machine Tools & Equipment - .31%
   Snap-On, Inc. ...........................................        1,000        45,250
  Oil & Gas - 4.20%
   British Petroleum Co., Plc. ADR..........................        2,300       234,888
   Exxon Corp. .............................................        2,600       208,325
   Mobil Corp. .............................................        1,500       168,000
  Oil & Gas Services - 1.83%
   Baker Hughes, Inc. ......................................       10,900       265,687
  Paper & Forest Products - 2.47%
   Georgia Pacific Corp. ...................................        2,400       164,700
   Weyerhaeuser Co. ........................................        4,500       194,625
  Railroad Transportation - 1.50%
   Burlington Northern Santa Fe.............................        2,800       218,400
  Restaurants - 1.55%
   McDonald's Corp. ........................................        5,000       225,625
  Telecommunications - 2.40%
   AT&T Corp. ..............................................        2,200       142,450
   Sprint Corp. ............................................        5,200       207,350
                                                                           ------------
  Total Common Stocks (cost: $9,108,595)                                     11,066,894
                                                                           ------------
SHORT-TERM SECURITIES - 23.81%
  Repurchase Agreement dated December 29, 1995 with State
   Street Bank and Trust Company, effective yield of 5%, due
   January 2, 1996 with respect to $3,445,000 United States
   Treasury Notes, 6.125%, May 15, 1998, with a value of
   $3,536,267...............................................  $ 3,466,000     3,466,000
                                                                           ------------
  Total Short-Term Securities (cost: $3,466,000)                              3,466,000
                                                                           ------------
TOTAL SECURITITES (COST: $12,574,595) - 99.85%                               14,532,894
OTHER ASSETS AND LIABILITIES, NET - 0.15%                                        22,451
                                                                           ------------
NET ASSETS - 100.00%                                                       $ 14,555,345
                                                                           ------------
                                                                           ------------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period the value of these securities amounted to $956,875 or 6.30% of net assets in the Balanced Fund and $1,613,750 or 1.66% of net assets in the Growth and Income Fund.
(b) Non-income producing security.

ACES = Automatic Common Exchange Securities
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock

26    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

Statements of Assets and Liabilities                           DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                Money Funds                            Bond Funds
                                -------------------------------------  ------------------------------------
                                U.S.         California   National     California Insured  National Insured
                                Treasury     Municipal    Municipal    Intermediate        Intermediate
                                Money Fund   Money Fund   Money Fund   Municipal Fund      Municipal Fund
ASSETS:
  Investment in securities, at
  identified cost.............  $51,323,399  $39,122,417  $ 8,135,866  $       23,910,329  $     15,177,710
                                -----------  -----------  -----------  ------------------  ----------------
                                -----------  -----------  -----------  ------------------  ----------------
  Investment in securities, at
  value.......................  $51,323,399  $39,122,417  $ 8,135,866  $       24,645,051  $     15,717,529
  Cash........................        7,066       15,358       26,162              30,314            51,410
  Receivables for:
    Sales of investments......            0            0            0                   0           111,024
    Sales of Fund's shares....       69,334        1,880        1,730               2,129                 0
    Accrued interest and
    dividends.................      227,755      353,591       72,029             444,978           215,163
    Other.....................            0        1,150          736                   0                 0
  Unamortized organization
  costs (Note 2)..............        2,513            0            0               2,513             2,513
                                -----------  -----------  -----------  ------------------  ----------------
  Total assets................   51,630,067   39,494,396    8,236,523          25,124,985        16,097,639
                                -----------  -----------  -----------  ------------------  ----------------
LIABILITIES:
  Payables for:
    Purchases of
    investments...............            0            0      364,432                   0                 0
    Redemptions of Fund's
    shares....................       96,661       27,784        6,358              55,555                 0
    Dividends.................       17,906        5,970        1,114              26,782            21,087
    Repurchases of investments
    under dollar roll
    agreements................            0            0            0                   0                 0
    Accrued expenses..........       17,790       21,351        4,694              16,832            10,378
    Other liabilities.........            0            0            0                 319                 3
                                -----------  -----------  -----------  ------------------  ----------------
  Total liabilities...........      132,357       55,105      376,598              99,488            31,468
                                -----------  -----------  -----------  ------------------  ----------------
NET ASSETS....................  $51,497,710  $39,439,291  $ 7,859,925  $       25,025,497  $     16,066,171
                                -----------  -----------  -----------  ------------------  ----------------
                                -----------  -----------  -----------  ------------------  ----------------
NET ASSETS CONSIST OF:
  Unrealized appreciation
  (depreciation) (Note 3).....  $         0  $         0  $         0  $          734,722  $        539,819
  Accumulated net realized
  gain (loss).................            0            0            0            (595,780)         (406,814)
  Undistributed net investment
  income......................            0            0            0                   0                 0
  Paid in capital.............   51,497,710   39,439,291    7,859,925          24,886,555        15,933,166
                                -----------  -----------  -----------  ------------------  ----------------
NET ASSETS....................  $51,497,710  $39,439,291  $ 7,859,925  $       25,025,497  $     16,066,171
                                -----------  -----------  -----------  ------------------  ----------------
                                -----------  -----------  -----------  ------------------  ----------------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets................  $51,384,400  $39,439,291  $ 7,859,925  $       24,582,031  $     15,781,878
    Shares outstanding........   51,384,400   39,439,291    7,859,925           2,369,740         1,522,018
    Net asset value per
    share.....................  $      1.00  $      1.00  $      1.00  $            10.37  $          10.37
    Maximum offering price per
    share (net asset value
    plus sales charge of 3.0%
    for Bond and Stock
    Funds)....................  $      1.00  $      1.00  $      1.00  $            10.69  $          10.69
  Class B
    Net Assets................  $   113,310           NA           NA  $          443,466  $        284,293
    Shares outstanding........      113,310           NA           NA              42,779            27,398
    Net asset value per share
    and maximum offering
    price.....................  $      1.00           NA           NA  $            10.37  $          10.38
CAPITAL SHARES AUTHORIZED:....   75,000,000  350,000,000  130,000,000          25,000,000        25,000,000
                                -----------  -----------  -----------  ------------------  ----------------
                                -----------  -----------  -----------  ------------------  ----------------

28    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                                                                                             Stock Funds
                                -----------------------------------------------------------  -------------------------------------
                                U.S. Government  California    National     U.S. Government
                                Intermediate     Municipal     Municipal    and Mortgage     Balanced     Growth and   Strategic
                                Fund             Bond Fund     Bond Fund    Securities Fund  Fund         Income Fund  Growth Fund
ASSETS:
  Investment in securities, at
  identified cost.............  $     8,494,409  $171,006,002  $53,038,386  $   263,548,924  $13,540,099  $83,999,995  $12,574,595
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
  Investment in securities, at
  value.......................  $     8,546,604  $184,645,558  $56,978,223  $   269,808,456  $15,048,963  $97,567,547  $14,532,894
  Cash........................            5,708        29,673       31,680           74,171          541           27          592
  Receivables for:
    Sales of investments......                0             0            0       15,044,064            0    3,984,828            0
    Sales of Fund's shares....                0        57,162            0           95,913       50,063      296,453       69,508
    Accrued interest and
    dividends.................          100,275     3,252,018      817,410        1,662,829      160,665      216,559       20,348
    Other.....................                0             0            8                0           41          517            0
  Unamortized organization
  costs (Note 2)..............            2,513         2,513        2,513            2,513        2,513        2,513        2,513
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
  Total assets................        8,655,100   187,986,924   57,829,834      286,687,946   15,262,786  102,068,444   14,625,855
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
LIABILITIES:
  Payables for:
    Purchases of
    investments...............                0             0    3,268,729       19,174,948            0    4,367,033            0
    Redemptions of Fund's
    shares....................              500       112,860       27,717          104,956       22,291       23,610            0
    Dividends.................           15,099       213,589       43,536          532,161       44,620      192,346       47,952
    Repurchases of investments
    under dollar roll
    agreements................                0             0            0        7,013,582            0            0            0
    Accrued expenses..........            3,169       215,297       51,780          313,613       15,855      132,327       22,408
    Other liabilities.........            1,162           592           13          135,387          862           13          150
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
  Total liabilities...........           19,930       542,338    3,391,775       27,274,647       83,628    4,715,329       70,510
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
NET ASSETS....................  $     8,635,170  $187,444,586  $54,438,059  $   259,413,299  $15,179,158  $97,353,115  $14,555,345
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
NET ASSETS CONSIST OF:
  Unrealized appreciation
  (depreciation) (Note 3).....  $        52,195  $ 13,639,556  $ 3,939,837  $     6,259,532  $ 1,509,486  $13,567,856  $ 1,958,299
  Accumulated net realized
  gain (loss).................         (266,838)   (1,923,152)    (265,010)     (12,846,484)      (3,125)     (23,813)      (1,992)
  Undistributed net investment
  income......................                0             0            0                0           (5)         (13)          (3)
  Paid in capital.............        8,849,813   175,728,182   50,763,232      266,000,251   13,672,802   83,809,085   12,599,041
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
NET ASSETS....................  $     8,635,170  $187,444,586  $54,438,059  $   259,413,299  $15,179,158  $97,353,115  $14,555,345
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets................  $     8,208,943  $184,282,351  $53,387,391  $   255,614,578  $13,546,901  $93,061,308  $12,223,617
    Shares outstanding........          840,832    16,372,283    4,687,590       24,823,053    1,210,167    5,849,464      962,879
    Net asset value per
    share.....................  $          9.76  $      11.26  $     11.39  $         10.30  $     11.19  $     15.91  $     12.69
    Maximum offering price per
    share (net asset value
    plus sales charge of 3.0%
    for Bond and Stock
    Funds)....................  $         10.06  $      11.61  $     11.74  $         10.62  $     11.54  $     16.40  $     13.08
  Class B
    Net Assets................  $       426,227  $  3,162,235  $ 1,050,668  $     3,798,721  $ 1,632,257  $ 4,291,807  $ 2,331,728
    Shares outstanding........           43,656       280,796       92,231          368,874      146,081      270,154      184,659
    Net asset value per share
    and maximum offering
    price.....................  $          9.76  $      11.26  $     11.39  $         10.30  $     11.17  $     15.89  $     12.63
CAPITAL SHARES AUTHORIZED:....       25,000,000    50,000,000   20,000,000       50,000,000   20,000,000   20,000,000   10,000,000
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------
                                ---------------  ------------  -----------  ---------------  -----------  -----------  -----------

Statements of Operations                    FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                Money Funds                            Bond Funds
                                -------------------------------------  ------------------------------------
                                               California  National    California Insured  National Insured
                                U.S. Treasury  Municipal   Municipal   Intermediate        Intermediate
                                Money Fund     Money Fund  Money Fund  Municipal Fund      Municipal Fund
INVESTMENT INCOME:
  Income:
    Interest..................  $   2,140,697  $1,549,409  $  347,378  $        1,158,696  $        788,140
    Dividends.................              0           0           0                   0                 0
                                -------------  ----------  ----------  ------------------  ----------------
  Total income................      2,140,697   1,549,409     347,378           1,158,696           788,140
                                -------------  ----------  ----------  ------------------  ----------------
  Expenses:
    Management fees (Note
    6)........................        190,019     201,592      43,929             136,276            89,732
    12b-1 fees: (Note 6)
      Class A.................         94,899     100,796      21,964              61,087            40,217
      Class B.................            333           0           0               2,570             1,711
    Transfer agency fees and
    expenses..................         67,113      37,938      12,120              35,888            28,923
    Custodian fees and
    expenses..................         35,151      32,631      17,421              37,526            32,680
    Directors' fees...........          1,988       2,121         463               1,302               858
    Registration fees.........            677         701         153                 598               398
    Accounting and legal
    fees......................         11,122      10,538       9,899              10,857            10,686
    Printing and postage......          4,226       2,637       1,671               2,970             2,276
    Other.....................          9,260      14,523       4,382               3,196             1,862
    Waiver of management fees
    (Note 6)..................        (60,257)    (33,130)    (24,345)            (21,712)          (26,069)
    Waiver of 12b-1 fees:
    (Note 6)
      Class A.................        (94,899)   (100,796)    (21,964)            (61,087)          (40,217)
      Class B.................            (53)          0           0                (784)             (525)
  Expense reimbursement (Note
  6)..........................        (15,470)          0           0             (15,590)          (15,558)
                                -------------  ----------  ----------  ------------------  ----------------
  Total expenses..............        244,109     269,551      65,693             193,097           126,974
                                -------------  ----------  ----------  ------------------  ----------------
  Net investment income.......      1,896,588   1,279,858     281,685             965,599           661,166
                                -------------  ----------  ----------  ------------------  ----------------
REALIZED GAIN (LOSS) AND
UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENTS
AND FOREIGN CURRENCY:
  Realized gain (loss):
    Proceeds from sales.......    164,156,495           0           0          14,150,473        14,521,974
    Cost of securities sold...   (164,150,902)          0           0         (14,370,295)      (14,665,568)
                                -------------  ----------  ----------  ------------------  ----------------
  Net realized gain (loss)....          5,593           0           0            (219,822)         (143,594)
                                -------------  ----------  ----------  ------------------  ----------------
  Unrealized appreciation
  (depreciation):
    Beginning of period.......              0           0           0          (1,274,352)         (796,576)
    End of period.............              0           0           0             734,722           539,819
                                -------------  ----------  ----------  ------------------  ----------------
  Unrealized appreciation
  (depreciation)..............              0           0           0           2,009,074         1,336,395
                                -------------  ----------  ----------  ------------------  ----------------
  Net realized gain (loss) and
  unrealized appreciation
  (depreciation) of
  investments and foreign
  currency....................          5,593           0           0           1,789,252         1,192,801
                                -------------  ----------  ----------  ------------------  ----------------
  Net increase (decrease) in
  net assets resulting from
  operations..................  $   1,902,181  $1,279,858  $  281,685  $        2,754,851  $      1,853,967
                                -------------  ----------  ----------  ------------------  ----------------
                                -------------  ----------  ----------  ------------------  ----------------

30    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                                                                                              Stock Funds
                                ------------------------------------------------------------  -------------------------------------
                                U.S. Government  California    National      U.S. Government
                                Intermediate     Municipal     Municipal     and Mortgage     Balanced     Growth and   Strategic
                                Fund             Bond Fund     Bond Fund     Securities Fund  Fund         Income Fund  Growth Fund
INVESTMENT INCOME:
  Income:
    Interest..................  $       547,614  $ 10,788,436  $  3,008,121  $    19,997,654  $   354,720  $   616,083  $   119,740
    Dividends.................                0             0             0                0      321,656    1,437,653      134,389
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Total income................          547,614    10,788,436     3,008,121       19,997,654      676,376    2,053,736      254,129
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Expenses:
    Management fees (Note
    6)........................           52,613     1,005,066       290,105        1,388,324       84,176      574,103       67,004
    12b-1 fees: (Note 6)
      Class A.................           22,893       451,787       130,092          625,491       27,742      198,745       21,545
      Class B.................            3,066        16,040         5,321           16,697        6,961       18,875        7,156
    Transfer agency fees and
    expenses..................           27,938       131,103        59,390          281,769       30,632      113,249       27,948
    Custodian fees and
    expenses..................           22,418       103,040        52,971          242,759       37,085       76,823       36,877
    Directors' fees...........              503         9,603         2,772           13,264          630        4,298          499
    Registration fees.........              376         4,215         1,255            5,448          654        2,603          574
    Accounting and legal
    fees......................           10,549        14,057        11,424           17,479       10,598       12,012       10,547
    Printing and postage......            2,000        25,255        13,288           31,024        3,579       27,965        3,088
    Other.....................            1,179        47,782        20,872           28,664        8,771       39,599        5,922
    Waiver of management fees
    (Note 6)..................          (36,251)       (3,596)         (248)               0       (1,985)           0            0
    Waiver of 12b-1 fees:
    (Note 6)
      Class A.................          (22,893)      (81,696)      (87,026)         (39,493)     (10,629)     (23,123)      (5,893)
      Class B.................             (904)         (346)         (922)             (25)        (708)         (37)         (70)
  Expense reimbursement (Note
  6)..........................          (15,615)      (16,406)      (15,517)         (16,520)     (15,000)     (15,925)     (14,898)
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Total expenses..............           67,872     1,705,904       483,777        2,594,881      182,506    1,029,187      160,299
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Net investment income.......          479,742     9,082,532     2,524,344       17,402,773      493,870    1,024,549       93,830
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
REALIZED GAIN (LOSS) AND
UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENTS
AND FOREIGN CURRENCY:
  Realized gain (loss):
    Proceeds from sales.......        9,564,306    45,903,377    27,483,113      153,052,072    2,817,137  103,026,364    5,436,568
    Cost of securities sold...       (9,571,045)  (44,580,673)  (26,965,587)    (156,677,434)  (2,699,712) (92,724,369)  (5,017,789)
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Net realized gain (loss)....           (6,739)    1,322,704       517,526       (3,625,362)     117,425   10,301,995      418,779
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Unrealized appreciation
  (depreciation):
    Beginning of period.......         (400,713)     (881,614)     (252,141)     (16,356,760)    (640,756)   1,874,266      201,552
    End of period.............           52,195    13,639,556     3,939,837        6,259,532    1,509,486   13,567,856    1,958,299
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Unrealized appreciation
  (depreciation)..............          452,908    14,521,170     4,191,978       22,616,292    2,150,242   11,693,590    1,756,747
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Net realized gain (loss) and
  unrealized appreciation
  (depreciation) of
  investments and foreign
  currency....................          446,169    15,843,874     4,709,504       18,990,930    2,267,667   21,995,585    2,175,526
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
  Net increase (decrease) in
  net assets resulting from
  operations..................  $       925,911  $ 24,926,406  $  7,233,848  $    36,393,703  $ 2,761,537  $23,020,134  $ 2,269,356
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------
                                ---------------  ------------  ------------  ---------------  -----------  -----------  -----------

Statements of Changes in Net Assets  FOR THE YEARS ENDED DECEMBER 31, 1995 AND
                                     1994
--------------------------------------------------------------------------------

                                Money Funds
                                ------------------------------------------------------
                                                            California Municipal Money
                                U.S. Treasury Money Fund    Fund
                                --------------------------  --------------------------
                                1995          1994          1995          1994
OPERATIONS:
  Net investment income.......  $  1,896,588  $    807,728  $  1,279,858  $  1,106,018
  Net realized gain (loss) of
  investments and foreign
  currency....................         5,593        (1,850)            0             0
  Net unrealized appreciation
  (depreciation) of
  investments and foreign
  currency....................             0             0             0             0
                                ------------  ------------  ------------  ------------
  Net increase (decrease) in
  net assets resulting from
  operations..................     1,902,181       805,878     1,279,858     1,106,018
                                ------------  ------------  ------------  ------------
DISTRIBUTIONS PAID TO
SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A...................    (1,894,657)     (807,502)   (1,279,858)   (1,106,018)
    Class B...................        (1,931)         (226)           NA            NA
  Distributions from net
  realized gain of
  investments:
    Class A...................        (3,735)            0             0             0
    Class B...................            (8)            0            NA            NA
  Distributions in excess of
  net realized gain of
  investments:
    Class A...................             0             0             0             0
    Class B...................             0             0            NA            NA
                                ------------  ------------  ------------  ------------
  Total distributions:
    Class A...................    (1,898,392)     (807,502)   (1,279,858)   (1,106,018)
    Class B...................        (1,939)         (226)           NA            NA
                                ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
(NOTE 4)
  Proceeds from shares sold:
    Class A...................    62,421,371    47,867,065    21,048,024    32,186,096
    Class B...................       113,548        57,534            NA            NA
  Proceeds from shares issued
  in reinvestment of net
  investment income dividends
  and capital gain dividends:
    Class A...................     1,732,544       711,211     1,206,743     1,040,696
    Class B...................         1,823           181            NA            NA
  Cost of shares redeemed:
    Class A...................   (46,219,562)  (29,295,814)  (25,794,809)  (36,030,977)
    Class B...................       (29,910)      (29,781)           NA            NA
                                ------------  ------------  ------------  ------------
  Net increase (decrease) in
  net assets resulting from
  capital share transactions:
    Class A...................    17,934,353    19,282,462    (3,540,042)   (2,804,185)
    Class B...................        85,461        27,934            NA            NA
                                ------------  ------------  ------------  ------------
  Net increase (decrease) in
  net assets..................    18,021,664    19,308,546    (3,540,042)   (2,804,185)
NET ASSETS:
  Beginning of period.........    33,476,046    14,167,500    42,979,333    45,783,518
                                ------------  ------------  ------------  ------------
  End of period...............  $ 51,497,710  $ 33,476,046  $ 39,439,291  $ 42,979,333
                                ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------

32    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                                                     Bond Funds

                           ------------------------------------------------------------------------------------------------------
                                                     California Insured        National Insured
                           National Municipal Money  Intermediate              Intermediate              U.S. Government
                           Fund                      Municipal Fund            Municipal Fund            Intermediate Fund
                           ------------------------  ------------------------  ------------------------  ------------------------
                           1995         1994         1995         1994         1995         1994         1995         1994
OPERATIONS:
  Net investment
  income.................  $   281,685  $   261,156  $   965,599  $ 1,079,692  $   661,166  $   697,904  $   479,742  $   493,219
  Net realized gain
  (loss) of investments
  and foreign currency...            0            0     (219,822)    (359,219)    (143,594)    (263,220)      (6,739)    (259,889)
  Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency...............            0            0    2,009,074   (1,797,604)   1,336,395   (1,123,378)     452,908     (473,723)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease)
  in net assets resulting
  from operations........      281,685      261,156    2,754,851   (1,077,131)   1,853,967     (688,694)     925,911     (240,393)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS PAID TO
SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A..............     (281,685)    (261,156)    (954,051)  (1,077,743)    (653,092)    (695,939)    (461,230)    (490,112)
    Class B..............           NA           NA      (11,548)      (1,949)      (8,074)      (1,965)     (18,512)      (3,107)
  Distributions from net
  realized gain of
  investments:
    Class A..............            0            0            0            0            0            0            0            0
    Class B..............           NA           NA            0            0            0            0            0            0
  Distributions in excess
  of net realized gain of
  investments:
    Class A..............            0            0            0            0            0            0            0            0
    Class B..............           NA           NA            0            0            0            0            0            0
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Total distributions:
    Class A..............     (281,685)    (261,156)    (954,051)  (1,077,743)    (653,092)    (695,939)    (461,230)    (490,112)
    Class B..............           NA           NA      (11,548)      (1,949)      (8,074)      (1,965)     (18,512)      (3,107)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
CAPITAL SHARE
TRANSACTIONS: (NOTE 4)
  Proceeds from shares
  sold:
    Class A..............    5,489,510   11,299,111    1,329,591    7,631,939      501,016    4,642,164      741,765    4,760,171
    Class B..............           NA           NA      184,500      229,376       89,519      215,390      157,995      326,509
  Proceeds from shares
  issued in reinvestment
  of net investment
  income dividends and
  capital gain dividends:
    Class A..............      264,276      245,124      634,165      754,869      389,037      473,480      284,999      327,718
    Class B..............           NA           NA        9,725        1,519        7,792        1,872       16,935        2,506
  Cost of shares
  redeemed:
    Class A..............   (8,003,464) (10,858,419)  (2,782,394)  (6,835,673)  (2,509,192)  (3,044,599)  (2,944,712)  (3,588,089)
    Class B..............           NA           NA            0            0      (14,830)     (26,595)     (87,780)      (4,920)
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions:
    Class A..............   (2,249,678)     685,816     (818,638)   1,551,135   (1,619,139)   2,071,045   (1,917,948)   1,499,800
    Class B..............           NA           NA      194,225      230,895       82,481      190,667       87,150      324,095
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease)
  in net assets..........   (2,249,678)     685,816    1,164,839     (374,793)    (343,857)     875,114   (1,384,629)   1,090,283
NET ASSETS:
  Beginning of period....   10,109,603    9,423,787   23,860,658   24,235,451   16,410,028   15,534,914   10,019,799    8,929,516
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  End of period..........  $ 7,859,925  $10,109,603  $25,025,497  $23,860,658  $16,066,171  $16,410,028  $ 8,635,170  $10,019,799
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Statements of Changes in Net Assets  FOR THE YEARS ENDED DECEMBER 31, 1995 AND
                                     1994
--------------------------------------------------------------------------------

                                Bond Funds
                                --------------------------------------------------------
                                California Municipal Bond     National Municipal Bond
                                Fund                          Fund
                                ----------------------------  --------------------------
                                1995           1994           1995          1994
OPERATIONS:
  Net investment income.......  $   9,082,532  $  10,188,520  $  2,524,344  $  2,940,786
  Net realized gain (loss) of
  investments and foreign
  currency....................      1,322,704     (3,214,331)      517,526      (782,253)
  Net unrealized appreciation
  (depreciation) of
  investments and foreign
  currency....................     14,521,170    (18,724,053)    4,191,978    (5,439,579)
                                -------------  -------------  ------------  ------------
  Net increase (decrease) in
  net assets resulting from
  operations..................     24,926,406    (11,749,864)    7,233,848    (3,281,046)
                                -------------  -------------  ------------  ------------
DISTRIBUTIONS PAID TO
SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A...................     (8,987,933)   (10,165,682)   (2,494,396)   (2,936,147)
    Class B...................        (94,599)       (22,838)      (29,948)       (4,639)
  Distributions from net
  realized gain of
  investments:
    Class A...................              0              0             0             0
    Class B...................              0              0             0             0
  Distributions in excess of
  net realized gain of
  investments:
    Class A...................              0              0             0             0
    Class B...................              0              0             0             0
                                -------------  -------------  ------------  ------------
  Total distributions:
    Class A...................     (8,987,933)   (10,165,682)   (2,494,396)   (2,936,147)
    Class B...................        (94,599)       (22,838)      (29,948)       (4,639)
                                -------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
(NOTE 4)
  Proceeds from shares sold:
    Class A...................     12,716,142     27,595,755     3,432,223     8,306,122
    Class B...................      1,615,527      1,503,004       663,083       356,250
  Proceeds from shares issued
  in reinvestment of net
  investment income dividends
  and capital gain dividends:
    Class A...................      6,371,160      7,428,502     1,951,594     2,294,522
    Class B...................         73,646         16,608        26,570         3,503
  Cost of shares redeemed:
    Class A...................    (22,241,844)   (38,767,686)   (6,683,552)  (11,939,876)
    Class B...................       (117,765)       (47,912)      (40,486)       (9,657)
                                -------------  -------------  ------------  ------------
  Net increase (decrease) in
  net assets resulting from
  capital share transactions:
    Class A...................     (3,154,542)    (3,743,429)   (1,299,735)   (1,339,232)
    Class B...................      1,571,408      1,471,700       649,167       350,096
                                -------------  -------------  ------------  ------------
  Net increase (decrease) in
  net assets..................     14,260,740    (24,210,113)    4,058,936    (7,210,968)
NET ASSETS:
  Beginning of period.........    173,183,846    197,393,959    50,379,123    57,590,091
                                -------------  -------------  ------------  ------------
  End of period...............  $ 187,444,586  $ 173,183,846  $ 54,438,059  $ 50,379,123
                                -------------  -------------  ------------  ------------
                                -------------  -------------  ------------  ------------

34    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                                                       Stock Funds

                           -------------------------------------------------------------------------------------------------------
                           U.S. Government and
                           Mortgage
                           Securities Fund             Balanced Fund             Growth and Income Fund    Strategic Growth Fund
                           --------------------------  ------------------------  ------------------------  -----------------------
                           1995          1994          1995         1994         1995         1994         1995         1994
OPERATIONS:
  Net investment
  income.................  $ 17,402,773  $ 20,080,730  $   493,870  $   431,660  $ 1,024,549  $   829,455  $    93,830  $   74,838
  Net realized gain
  (loss) of investments
  and foreign currency...    (3,625,362)   (8,886,830)     117,425      (46,665)  10,301,995      709,785      418,779    (257,361)
  Net unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency...............    22,616,292   (22,001,433)   2,150,242     (589,903)  11,693,590   (2,488,811)   1,756,747     157,078
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
  Net increase (decrease)
  in net assets resulting
  from operations........    36,393,703   (10,807,533)   2,761,537     (204,908)  23,020,134     (949,571)   2,269,356     (25,445)
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
DISTRIBUTIONS PAID TO
SHAREHOLDERS:
  Dividends from net
  investment income:
    Class A..............   (17,261,789)  (20,054,165)    (458,093)    (420,711)    (999,924)    (824,301)     (82,228)    (71,792)
    Class B..............      (140,984)      (26,565)     (35,786)     (10,912)     (24,622)      (4,973)     (11,605)     (3,028)
  Distributions from net
  realized gain of
  investments:
    Class A..............             0             0      (65,959)           0   (9,735,132)    (624,363)    (128,423)          0
    Class B..............             0             0       (7,926)           0     (447,924)     (12,956)     (24,463)          0
  Distributions in excess
  of net realized gain of
  investments:
    Class A..............             0             0            0            0            0     (139,854)      (1,673)          0
    Class B..............             0             0            0            0            0       (2,898)        (319)          0
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
  Total distributions:
    Class A..............   (17,261,789)  (20,054,165)    (524,052)    (420,711) (10,735,056)  (1,588,518)    (212,324)    (71,792)
    Class B..............      (140,984)      (26,565)     (43,712)     (10,912)    (472,546)     (20,827)     (36,387)     (3,028)
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
CAPITAL SHARE
TRANSACTIONS: (NOTE 4)
  Proceeds from shares
  sold:
    Class A..............    17,947,765    40,671,710    3,217,552    6,100,455   22,798,866   24,561,897    4,447,212   2,956,591
    Class B..............     2,210,214     1,533,603      968,596      606,608    2,339,256    1,490,912    1,845,831     344,921
  Proceeds from shares
  issued in reinvestment
  of net investment
  income dividends and
  capital gain dividends:
    Class A..............    10,710,383    12,994,229      393,011      293,781   10,527,649    1,547,395      164,469      49,041
    Class B..............       105,302        20,295       40,988       10,181      470,219       20,737       36,136       3,003
  Cost of shares
  redeemed:
    Class A..............   (37,598,231)  (88,177,540)  (1,756,631)  (1,772,291) (21,480,206) (13,375,960)    (721,926)   (607,780)
    Class B..............      (119,553)      (76,684)    (118,564)        (140)    (165,167)     (28,403)     (35,686)    (14,908)
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
  Net increase (decrease)
  in net assets resulting
  from capital share
  transactions:
    Class A..............    (8,940,083)  (34,511,601)   1,853,932    4,621,945   11,846,309   12,733,332    3,889,755   2,397,852
    Class B..............     2,195,963     1,477,214      891,020      616,649    2,644,308    1,483,246    1,846,281     333,016
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
  Net increase (decrease)
  in net assets..........    12,246,810   (63,922,650)   4,938,725    4,602,063   26,303,149   11,657,662    7,756,681   2,630,603
NET ASSETS:
  Beginning of period....   247,166,489   311,089,139   10,240,433    5,638,370   71,049,966   59,392,304    6,798,664   4,168,061
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
  End of period..........  $259,413,299  $247,166,489  $15,179,158  $10,240,433  $97,353,115  $71,049,966  $14,555,345  $6,798,664
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------
                           ------------  ------------  -----------  -----------  -----------  -----------  -----------  ----------

FINANCIAL HIGHLIGHTS  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
                      PERIOD
--------------------------------------------------------------------------------

                                               Money Funds
                                               ---------------------------------------------------------------
                                               U.S. Treasury Money Fund
                                               Class A                                     Class B
                                               -----------------------------------------   -------------------
                                               1995(1)    1994(1)    1993(1)    1992(2)    1995(1)    1994(3)
Net asset value, beginning of period.........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                               --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................     0.050      0.036      0.030      0.023      0.044      0.018
  Net gain or loss on securities (both
  realized and unrealized)...................     0.000      0.000      0.000      0.000      0.000      0.000
                                               --------   --------   --------   --------   --------   --------
  Total from investment operations...........     0.050      0.036      0.030      0.023      0.044      0.018
                                               --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends (from net investment income).....    (0.050)    (0.036)    (0.030)    (0.023)    (0.044)    (0.018)
  Distributions (from realized capital
  gains).....................................     0.000      0.000      0.000      0.000      0.000      0.000
  Distributions (in excess of realized
  gains).....................................     0.000      0.000      0.000      0.000      0.000      0.000
                                               --------   --------   --------   --------   --------   --------
  Total distributions........................    (0.050)    (0.036)    (0.030)    (0.023)    (0.044)    (0.018)
                                               --------   --------   --------   --------   --------   --------
Net asset value, end of period...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                               --------   --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------   --------
Total return(6)..............................      5.13%      3.67%      3.03%      2.32%      4.45%      3.53%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..........  $ 51,385   $ 33,448   $ 14,168   $  7,632   $    113   $     28
  Ratio of expenses to average net assets
  (annualized)(7)............................      0.64%      0.46%      0.15%      0.00%      1.24%      1.13%
  Ratio of net investment income to average
  net assets (annualized)....................      4.99%      3.75%      2.98%      3.32%      4.34%      3.71%
  Portfolio turnover rate (Note 5)...........        --         --         --         --         --         --


                                               California Municipal Money Fund
                                               Class A
                                               ---------------------------------------------------------------
                                               1995(1)    1994(1)    1993(1)    1992(1)    1991(1)    1990(4)
Net asset value, beginning of period.........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                               --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................     0.032      0.024      0.021      0.027      0.045      0.052
  Net gain or loss on securities (both
  realized and unrealized)...................     0.000      0.000      0.000      0.000      0.000      0.000
                                               --------   --------   --------   --------   --------   --------
  Total from investment operations...........     0.032      0.024      0.021      0.027      0.045      0.052
                                               --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends (from net investment income).....    (0.032)    (0.024)    (0.021)    (0.027)    (0.045)    (0.052)
  Distributions (from realized capital
  gains).....................................     0.000      0.000      0.000      0.000      0.000      0.000
  Distributions (in excess of realized
  gains).....................................     0.000      0.000      0.000      0.000      0.000      0.000
                                               --------   --------   --------   --------   --------   --------
  Total distributions........................    (0.032)    (0.024)    (0.021)    (0.027)    (0.045)    (0.052)
                                               --------   --------   --------   --------   --------   --------
Net asset value, end of period...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                               --------   --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------   --------
Total return(6)..............................      3.22%      2.47%      2.13%      2.75%      4.61%      5.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..........  $ 39,439   $ 42,979   $ 45,784   $ 55,890   $ 59,007   $ 20,190
  Ratio of expenses to average net assets
  (annualized)(7)............................      0.67%      0.46%      0.48%      0.46%      0.00%      0.00%
  Ratio of net investment income to average
  net assets (annualized)....................      3.18%      2.44%      2.10%      2.73%      4.47%      5.50%
  Portfolio turnover rate (Note 5)...........        --         --         --         --         --         --

(1) For the year ended December 31.
(2) For the period May 1, 1992 (inception of operations) to December 31, 1992.
(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.
(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.
(5) For the period June 1, 1993 (effective date of registration) to December 31, 1993.
(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
    Returns for periods less than a full year are aggregate (non-annualized) returns.
(7) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                Class A                                   Class B
Period Ended                    1995   1994   1993   1992   1991   1990   1995   1994
-------------------------------------------------------------------------------------
U.S. Treasury Money Fund......  1.05%  1.08%  1.10%  1.37%   NA     NA    3.25%  3.25%
California Municipal Money
 Fund.........................  1.00%  1.00%  0.98%  1.03%  1.13%  1.50%   NA     NA
National Municipal Money
 Fund.........................  1.29%  1.25%  1.28%  1.35%  1.51%  1.95%   NA     NA
California Insured
 Intermediate Municipal
 Fund.........................  1.11%  1.11%  1.26%   NA     NA     NA    3.25%  3.25%
National Insured Intermediate
 Municipal Fund...............  1.19%  1.19%  1.39%   NA     NA     NA    3.25%  3.25%

36    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                              ---------------------------------------------------------
                              National Municipal Money Fund
                              Class A
                              ---------------------------------------------------------
                              1995(1)   1994(1)   1993(1)   1992(1)   1991(1)   1990(4)

Net asset value, beginning
of period...................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income.....    0.032     0.026     0.022     0.029     0.048     0.055
  Net gain or loss on
  securities (both realized
  and unrealized)...........    0.000     0.000     0.000     0.000     0.000     0.000
                              -------   -------   -------   -------   -------   -------
  Total from investment
  operations................    0.032     0.026     0.022     0.029     0.048     0.055
                              -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income)........   (0.032)   (0.026)   (0.022)   (0.029)   (0.048)   (0.055)
  Distributions (from
  realized capital gains)...    0.000     0.000     0.000     0.000     0.000     0.000
  Distributions (in excess
  of realized gains)........    0.000     0.000     0.000     0.000     0.000     0.000
                              -------   -------   -------   -------   -------   -------
  Total distributions.......   (0.032)   (0.026)   (0.022)   (0.029)   (0.048)   (0.055)
                              -------   -------   -------   -------   -------   -------
Net asset value, end of
period......................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                              -------   -------   -------   -------   -------   -------
                              -------   -------   -------   -------   -------   -------
Total return(6).............     3.26%     2.60%     2.25%     2.94%     4.87%     5.66%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000's)...................  $ 7,860   $10,110   $ 9,424   $ 8,139   $ 9,816   $ 4,150
  Ratio of expenses to
  average net assets
  (annualized)(7)...........     0.75%     0.49%     0.55%     0.54%     0.00%     0.00%
  Ratio of net investment
  income to average net
  assets (annualized).......     3.21%     2.57%     2.23%     2.92%     4.71%     5.79%
  Portfolio turnover rate
  (Note 5)..................       --        --        --        --        --        --

                              Bond Funds
                              -------------------------------------------------------------------------------------------------
                              California Insured Intermediate                   National Insured Intermediate
                              Municipal Fund                                    Municipal Fund
                              Class A                       Class B             Class A                       Class B
                              ---------------------------   -----------------   ---------------------------   -----------------
                              1995(1)   1994(1)   1993(5)   1995(1)   1994(3)   1995(1)   1994(1)   1993(5)   1995(1)   1994(3)
Net asset value, beginning
of period...................  $  9.64   $ 10.48   $ 10.01   $  9.64   $  9.91   $  9.64   $ 10.48   $ 10.02   $  9.65   $ 9.91
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income.....     0.40      0.42      0.26      0.34      0.17      0.41      0.42      0.26      0.36     0.18
  Net gain or loss on
  securities (both realized
  and unrealized)...........     0.73     (0.84)     0.47      0.73     (0.27)     0.73     (0.84)     0.46      0.73    (0.26)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment
  operations................     1.13     (0.42)     0.73      1.07     (0.10)     1.14     (0.42)     0.72      1.09    (0.08)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income)........    (0.40)    (0.42)    (0.26)    (0.34)    (0.17)    (0.41)    (0.42)    (0.26)    (0.36)   (0.18)
  Distributions (from
  realized capital gains)...     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
  Distributions (in excess
  of realized gains)........     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions.......    (0.40)    (0.42)    (0.26)    (0.34)    (0.17)    (0.41)    (0.42)    (0.26)    (0.36)   (0.18)
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
period......................  $ 10.37   $  9.64   $ 10.48   $ 10.37   $  9.64   $ 10.37   $  9.64   $ 10.48   $ 10.38   $ 9.65
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                              -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total return(6).............    11.84%    (4.10)%    7.31%    11.26%    (1.02)%   12.01%    (4.05)%    7.25%    11.43%   (0.87)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000's)...................  $24,582   $23,634   $24,235   $   443   $   227   $15,782   $16,224   $15,535   $   284   $186
  Ratio of expenses to
  average net assets
  (annualized)(7)...........     0.77%     0.40%     0.32%     1.30%     1.08%     0.77%     0.43%     0.35%     1.29%    1.09%
  Ratio of net investment
  income to average net
  assets (annualized).......     3.90%     4.16%     4.25%     3.37%     3.62%     4.06%     4.22%     4.28%     3.54%    3.72%
  Portfolio turnover rate
  (Note 5)..................    59.28%    31.48%     5.73%    59.28%    31.48%    84.85%    32.26%     0.00%    84.85%   32.26%

FINANCIAL HIGHLIGHTS  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
                      PERIOD
--------------------------------------------------------------------------------

                                Bond Funds
                                -------------------------------------------------------------------------------------------------
                                U.S. Government Intermediate Fund                                 California Municipal Bond Fund
                                Class A                                     Class B               Class A
                                -----------------------------------------   -------------------   -------------------------------
                                1995(1)    1994(1)    1993(1)    1992(4)    1995(1)    1994(3)    1995(1)    1994(1)    1993(1)
Net asset value, beginning of
period........................  $   9.32   $  10.03   $   9.69   $  10.00   $   9.32   $   9.48   $  10.31   $  11.56   $  10.74
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income.......      0.48       0.46       0.51       0.13       0.43       0.19       0.54       0.59       0.59
  Net gain or loss on
  securities (both realized
  and unrealized).............      0.44      (0.71)      0.41      (0.31)      0.44      (0.16)      0.95      (1.25)      0.83
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
  Total from investment
  operations..................      0.92      (0.25)      0.92      (0.18)      0.87       0.03       1.49      (0.66)      1.42
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income)..........     (0.48)     (0.46)     (0.51)     (0.13)     (0.43)     (0.19)     (0.54)     (0.59)     (0.59)
  Distributions (from realized
  capital gains)..............      0.00       0.00      (0.07)      0.00       0.00       0.00       0.00       0.00      (0.01)
  Distributions (in excess of
  realized gains).............      0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
  Total distributions.........     (0.48)     (0.46)     (0.58)     (0.13)     (0.43)     (0.19)     (0.54)     (0.59)     (0.60)
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Net asset value, end of
period........................  $   9.76   $   9.32   $  10.03   $   9.69   $   9.76   $   9.32   $  11.26   $  10.31   $  11.56
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Total return(5)...............     10.12%     (2.51)%     9.64%     (1.83)%     9.54%      0.36%     14.76%     (5.83)%    13.52%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000).......................  $  8,209   $  9,699   $  8,930   $  3,235   $    426   $    321   $184,283   $171,768   $197,394
  Ratio of expenses to average
  net assets
  (annualized)(6).............      0.69%      0.43%      0.23%      0.00%      1.21%      1.08%      0.93%      0.57%      0.53%
  Ratio of net investment
  income to average net assets
  (annualized)................      5.03%      4.80%      4.98%      5.50%      4.53%      4.24%      4.98%      5.43%      5.25%
  Portfolio turnover rate
  (Note 5)....................     82.88%     55.09%     37.80%      0.00%     82.88%     55.09%     25.90%     30.32%      7.44%

(1) For the year ended December 31.

(2) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period October 5, 1992 (inception of operations) to December 31,
    1992.

(5) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(6) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                          Class A                                         Class B
Period Ended                              1995    1994    1993    1992    1991    1990    1995    1994
-------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Fund.......  1.32%   1.28%   1.26%   2.09%     NA      NA    3.25%   3.25%
California Municipal Bond Fund..........  0.96%   0.97%   0.98%   1.04%   1.14%   1.70%   2.24%   3.25%
National Municipal Bond Fund............  1.05%   1.06%   1.06%   1.16%   1.33%   2.64%   3.25%   3.25%

38    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                                     ----------------------------------------------------
                                     California Municipal Bond Fund (continued)
                                     Class A (continued)              Class B
                                     ------------------------------   -------------------
                                     1992(1)    1991(1)    1990(2)    1995(1)    1994(3)
Net asset value, beginning of
period.............................  $  10.64   $  10.12   $  10.00   $  10.32   $  10.74
                                     --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      0.60       0.66       0.65       0.48       0.25
  Net gain or loss on securities
  (both realized and unrealized)...      0.21       0.56       0.12       0.94      (0.42)
                                     --------   --------   --------   --------   --------
  Total from investment
  operations.......................      0.81       1.22       0.77       1.42      (0.17)
                                     --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................     (0.60)     (0.66)     (0.65)     (0.48)     (0.25)
  Distributions (from realized
  capital gains)...................     (0.11)     (0.04)      0.00       0.00       0.00
  Distributions (in excess of
  realized gains)..................      0.00       0.00       0.00       0.00       0.00
                                     --------   --------   --------   --------   --------
  Total distributions..............     (0.71)     (0.70)     (0.65)     (0.48)     (0.25)
                                     --------   --------   --------   --------   --------
Net asset value, end of period.....  $  10.74   $  10.64   $  10.12   $  11.26   $  10.32
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
Total return(5)....................      7.86%     12.53%      9.38%     14.05%     (1.59)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000)............................  $141,108   $106,592   $ 20,329   $  3,162   $  1,416
  Ratio of expenses to average net
  assets (annualized)(6)...........      0.54%      0.00%      0.00%      1.46%      1.28%
  Ratio of net investment income to
  average net assets
  (annualized).....................      5.66%      6.43%      7.13%      4.42%      4.91%
  Portfolio turnover rate (Note
  5)...............................     46.55%     30.61%     64.18%     25.90%     30.32%

                                     -------------------------------------------------------------------------------------
                                     National Municipal Bond Fund
                                     Class A                                                           Class B
                                     ---------------------------------------------------------------   -------------------
                                     1995(1)    1994(1)    1993(1)    1992(1)    1991(1)    1990(2)    1995(1)    1994(3)
Net asset value, beginning of
period.............................  $  10.41   $  11.61   $  10.80   $  10.61   $  10.03   $  10.00   $  10.41   $ 10.76
                                     --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      0.53       0.58       0.60       0.60       0.68       0.66       0.47      0.24
  Net gain or loss on securities
  (both realized and unrealized)...      0.98      (1.20)      0.82       0.32       0.60       0.03       0.98     (0.35)
                                     --------   --------   --------   --------   --------   --------   --------   --------
  Total from investment
  operations.......................      1.51      (0.62)      1.42       0.92       1.28       0.69       1.45     (0.11)
                                     --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends (from net investment
  income)..........................     (0.53)     (0.58)     (0.60)     (0.60)     (0.68)     (0.66)     (0.47)    (0.24)
  Distributions (from realized
  capital gains)...................      0.00       0.00      (0.01)     (0.13)     (0.02)      0.00       0.00      0.00
  Distributions (in excess of
  realized gains)..................      0.00       0.00       0.00       0.00       0.00       0.00       0.00      0.00
                                     --------   --------   --------   --------   --------   --------   --------   --------
  Total distributions..............     (0.53)     (0.58)     (0.61)     (0.73)     (0.70)     (0.66)     (0.47)    (0.24)
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.....  $  11.39   $  10.41   $  11.61   $  10.80   $  10.61   $  10.03   $  11.39   $ 10.41
                                     --------   --------   --------   --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------   --------   --------   --------
Total return(5)....................     14.76%     (5.41)%    13.39%      8.97%     13.22%      8.52%     14.16%    (0.99)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000)............................  $ 53,387   $ 50,037   $ 57,590   $ 39,463   $ 26,432   $  3,261   $  1,051   $342
  Ratio of expenses to average net
  assets (annualized)(6)...........      0.91%      0.57%      0.50%      0.54%      0.00%      0.00%      1.44%     1.28%
  Ratio of net investment income to
  average net assets
  (annualized).....................      4.79%      5.35%      5.29%      5.61%      6.59%      7.20%      4.22%     4.72%
  Portfolio turnover rate (Note
  5)...............................     53.43%     37.52%      3.72%     39.20%     14.47%     15.37%     54.30%    37.52%

FINANCIAL HIGHLIGHTS  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
                      PERIOD
--------------------------------------------------------------------------------

                                     Bond Funds
                                     ------------------------------------------------------------------------------------
                                     U.S. Government and Mortgage Securities Fund
                                     Class A                                                           Class B
                                     ---------------------------------------------------------------   ------------------
                                     1995(1)    1994(1)    1993(1)    1992(1)    1991(1)    1990(2)    1995(1)    1994(3)

Net asset value, beginning of
  period...........................  $   9.55   $ 10.60    $  10.57   $  10.59   $  10.02   $  10.00   $   9.55   $ 9.80
                                     --------   --------   --------   --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      0.69      0.70        0.74       0.82       0.91       0.92       0.64     0.32
  Net gain or loss on securities
  (both realized and unrealized)...      0.75     (1.05)       0.03      (0.02)      0.57       0.02       0.75    (0.25)
                                     --------   --------   --------   --------   --------   --------   --------   -------
  Total from investment
  operations.......................      1.44     (0.35)       0.77       0.80       1.48       0.94       1.39     0.07
                                     --------   --------   --------   --------   --------   --------   --------   -------
LESS DISTRIBUTIONS:

  Dividends (from net investment
  income)..........................     (0.69)    (0.70)      (0.74)     (0.82)     (0.91)     (0.92)     (0.64)   (0.32)
  Distributions (from realized
  capital gains)...................      0.00      0.00        0.00       0.00       0.00       0.00       0.00     0.00
  Distributions (in excess of
  realized gains)..................      0.00      0.00        0.00       0.00       0.00       0.00       0.00     0.00
                                     --------   --------   --------   --------   --------   --------   --------   -------
  Total distributions..............     (0.69)    (0.70)      (0.74)     (0.82)     (0.91)     (0.92)     (0.64)   (0.32)
                                     --------   --------   --------   --------   --------   --------   --------   -------
  Net asset value, end of period...  $  10.30   $  9.55    $  10.60   $  10.57   $  10.59   $  10.02   $  10.30   $ 9.55
                                     --------   --------   --------   --------   --------   --------   --------   -------
                                     --------   --------   --------   --------   --------   --------   --------   -------
  Total return(6)..................     15.50%    (3.30)%      7.49%      7.85%     15.53%     10.46%     14.93%    0.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000)............................  $255,614   $245,715   $311,089   $209,593   $114,130   $  7,387   $  3,799   $1,451
  Ratio of expenses is average net
  assets (annualized)(7)...........      1.02%     0.80%       0.78%      0.60%      0.00%      0.00%      1.53%    1.43%
  Ratio of net investment income to
  average net assets
  (annualized).....................      6.90%     7.05%       6.93%      7.74%      8.79%      9.84%      6.34%    6.82%
  Portfolio turnover rate (Note
  5)...............................     48.39%    16.33%      25.63%     25.50%      4.35%     12.47%     48.39%   16.33%

(1) For the year ended December 31.

(2) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period October 1, 1993 (inception of operations) to December 31,
    1993.

(5) For the period December 5, 1990 (inception of operations) to December 31, 1990.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                               Class A                                         Class B
Period Ended                                   1995    1994    1993    1992    1991    1990    1995    1994
------------------------------------------------------------------------------------------------------------
U.S. Government and Mortgage Securities
 Fund........................................  1.04%   1.05%   1.05%   1.12%   1.20%   2.15%   2.27%   3.25%
Balanced Fund................................  1.53%   1.56%   2.04%     NA      NA      NA    3.25%   3.25%
Growth and Income Fund.......................  1.24%   1.28%   1.36%   1.45%   1.66%   3.41%   2.39%   3.25%
Strategic Growth Fund........................  1.65%   1.74%   2.23%     NA      NA      NA    3.25%   3.25%

40    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                          Stock Funds
                          -------------------------------------------------------------------------------------------------------
                          Balanced Fund                                 Growth and Income Fund
                          Class A                     Class B           Class A
                          --------------------------  ----------------  ---------------------------------------------------------
                          1995(1)   1994(1)  1993(4)  1995(1)  1994(3)  1995(1)   1994(1)   1993(1)   1992(1)   1991(1)   1990(5)

Net asset value,
  beginning of period.... $  9.23   $ 9.85   $10.00   $ 9.22   $ 9.41   $ 13.52   $ 14.01   $ 13.45   $ 13.52   $ 10.04   $10.00
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
  income.................    0.42     0.44     0.09     0.35     0.10      0.20      0.16      0.22      0.25      0.31     0.04
  Net gain or loss on
  securities
  (both realized and
  unrealized)............    2.02    (0.62)   (0.15)    2.03    (0.07)     4.26     (0.34)     1.17     (0.07)     3.48     0.04
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
  Total from investment
  operations.............    2.44    (0.18)   (0.06)    2.38     0.03      4.46     (0.18)     1.39      0.18      3.79     0.08
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
LESS DISTRIBUTIONS:

  Dividends (from net
  investment income).....   (0.42)   (0.44)   (0.09)   (0.37)   (0.22)    (0.20)    (0.16)    (0.22)    (0.25)    (0.31)   (0.04)
  Distributions (from
  realized capital
  gains).................   (0.06)    0.00     0.00    (0.06)    0.00     (1.87)    (0.12)    (0.59)     0.00      0.00     0.00
  Distributions (in
  excess of realized
  gains).................    0.00     0.00     0.00     0.00     0.00      0.00     (0.03)    (0.02)     0.00      0.00     0.00
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
  Total distributions....   (0.48)   (0.44)   (0.09)   (0.43)   (0.22)    (2.07)    (0.31)    (0.83)    (0.25)    (0.31)   (0.04)
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
  Net asset value, end of
  period................. $ 11.19   $ 9.23   $ 9.85   $11.17   $ 9.22   $ 15.91   $ 13.52   $ 14.01   $ 13.45   $ 13.52   $10.04
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
                          --------  -------  -------  -------  -------  --------  --------  --------  --------  --------  -------
  Total return(6)........   26.76%   (1.87)%  (0.62)%  26.08%    0.25%    33.06%    (1.24)%   10.40%     1.40%    38.15%    0.78%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
  period (000)........... $13,547   $9,654   $5,638   $1,632   $  586   $93,061   $69,590   $59,392   $38,200   $20,084   $1,082
  Ratio of expenses is
  average net assets
  (annualized)(7)........    1.48%    0.80%    0.00%    1.99%    1.48%     1.24%     1.04%     1.06%     0.87%     0.00%    0.00%
  Ratio of net investment
  income to average net
  assets (annualized)....    4.15%    4.85%    5.02%    3.66%    4.43%     1.26%     1.21%     1.59%     2.00%     3.44%    5.20%
  Portfolio turnover rate
  (Note 5)...............   25.84%   29.19%    0.00%   25.84%   29.19%   125.28%   123.64%   178.91%   116.14%   146.31%   14.59%


                          --------------------------------------------------------------
                                            Strategic Growth Fund
                          Class B           Class A                     Class B
                          ----------------  --------------------------  ----------------
                          1995(1)  1994(3)  1995(1)   1994(1)  1993(4)  1995(1)  1994(3)
Net asset value,
  beginning of period.... $13.52   $13.04   $ 10.00   $10.14   $10.00   $ 9.98   $ 9.92
                          -------  -------  --------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
  income.................   0.10     0.02      0.10     0.11     0.05     0.03    (0.05)
  Net gain or loss on
  securities
  (both realized and
  unrealized)............   4.26     0.67      2.82    (0.14)    0.14     2.82     0.21
                          -------  -------  --------  -------  -------  -------  -------
  Total from investment
  operations.............   4.36     0.69      2.92    (0.03)    0.19     2.85     0.16
                          -------  -------  --------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
  Dividends (from net
  investment income).....  (0.12)   (0.06)    (0.09)   (0.11)   (0.05)   (0.06)   (0.10)
  Distributions (from
  realized capital
  gains).................  (1.87)   (0.12)    (0.14)    0.00     0.00    (0.14)    0.00
  Distributions (in
  excess of realized
  gains).................   0.00    (0.03)     0.00     0.00     0.00     0.00     0.00
                          -------  -------  --------  -------  -------  -------  -------
  Total distributions....  (1.99)   (0.21)    (0.23)   (0.11)   (0.05)   (0.20)   (0.10)
                          -------  -------  --------  -------  -------  -------  -------
  Net asset value, end of
  period................. $15.89   $13.52   $ 12.69   $10.00   $10.14   $12.63   $ 9.98
                          -------  -------  --------  -------  -------  -------  -------
                          -------  -------  --------  -------  -------  -------  -------
  Total return(6)........  32.32%    5.32%    29.14%   (0.28)%   1.94%   28.58%    1.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
  period (000)........... $4,292   $1,460   $12,223   $6,471   $4,168   $2,332   $  327
  Ratio of expenses is
  average net assets
  (annualized)(7)........   1.75%    1.66%     1.62%    1.17%    0.00%    2.14%    1.80%
  Ratio of net investment
  income to average net
  assets (annualized)....   0.84%    0.71%     1.03%    1.25%    2.66%    0.56%    0.82%
  Portfolio turnover rate
  (Note 5)............... 125.28%  123.64%    73.32%   54.01%    6.41%   73.32%   54.01%

Notes to Financial Statements                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering twelve portfolios. The Company currently consists of the Atlas U.S. Treasury Money Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, the Atlas National Insured Intermediate Municipal Fund, the Atlas U.S. Government Intermediate Fund (shareholder approved name change effective November 20, 1995; formerly the Atlas U.S. Treasury Intermediate Fund), the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Balanced Fund, the Atlas Growth and Income Fund, and the Atlas Strategic Growth Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund, the Atlas California Insured Intermediate Municipal Fund, and the Atlas California Municipal Bond Fund, which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are subject to a sales charge at the time of purchase while Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. In pursuing this objective, the Intermediate Funds can generally be expected to provide higher yields than the Money Funds with less price fluctuations than long-term bond funds, and the Insured Funds seek to minimize credit risk. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. SECURITY VALUATIONS: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. MUNICIPAL BONDS OR NOTES WITH "PUTS": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified

---------------------------------------------------------------------
       period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  c. VARIABLE RATE DEMAND NOTES: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  d. FEDERAL INCOME TAXES: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  e. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  f. ALLOCATION OF EXPENSES, INCOME AND GAINS AND LOSSES: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  g. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Interest income and estimated expenses are accrued daily. Dividends are recorded on the ex-dividend date. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund which is on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Growth and Income Fund, the Atlas Balanced Fund and the Atlas Strategic Income Fund for the year ended December 31, 1995 are net of foreign withholding taxes of $9,602, $876 and $1,415, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  h. TO-BE-ANNOUNCED SECURITIES: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas U.S. Government Intermediate Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. Neither of these Funds had TBA commitments as of December 31, 1995.

  i. OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  j. REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------
       market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  k. DOLLAR REVERSE REPURCHASE TRANSACTIONS: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas U.S. Government Intermediate Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the Funds set aside sufficient investment securities as collateral to meet these commitments.

  l. FOREIGN CURRENCY TRANSLATION: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities--at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

  m. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statement of Changes in Net Assets as follows: Atlas Growth and Income Fund--$42,176 in 1994 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $100,576 in 1994 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; and Atlas Strategic Growth Fund--$1,992 in 1995 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales.

  n. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  Organization costs of $35,906 incurred by the Company in the organization of the Class B Plan have been allocated equally to Funds offering Class B shares. These costs have been deferred and are being amortized on a straight line basis over a period of five years from July 1994.

---------------------------------------------------------------------

3. UNREALIZED APPRECIATION/DEPRECIATION--TAX BASIS

  As of December 31, 1995, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                                                  California      National        U.S.
                                          U.S.         California   National      Insured         Insured         Government
                                          Treasury     Municipal    Municipal     Intermediate    Intermediate    Intermediate
                                          Money Fund   Money Fund   Money Fund    Municipal Fund  Municipal Fund  Fund
                                          --------------------------------------------------------------------------------------
Unrealized appreciation.................  $      0     $     0      $      0      $   736         $   540         $    54
Unrealized depreciation.................  $      0     $     0      $      0      $    (1)        $     0         $    (2)
                                          --------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)..........................  $      0     $     0      $      0      $   735         $   540         $    52
                                          --------------------------------------------------------------------------------------
                                          --------------------------------------------------------------------------------------
Cost of securities for federal income
tax purposes............................  $ 51,323     $39,122      $  8,136      $23,910         $15,178         $ 8,494
                                          --------------------------------------------------------------------------------------
                                          --------------------------------------------------------------------------------------


                                                                    U.S.
                                                                    Government
                                          California   National     and Mortgage                                  Strategic
                                          Municipal    Municipal    Securities    Balanced        Growth and      Growth
                                          Bond Fund    Bond Fund    Fund          Fund            Income Fund     Fund
                                          --------------------------------------------------------------------------------------
Unrealized appreciation.................  $ 13,670     $ 3,958      $  6,434      $ 1,664         $14,445         $ 2,151
Unrealized depreciation.................  $    (30)    $   (18)     $   (174)     $  (155)        $  (902)        $  (195)
                                          --------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)..........................  $ 13,640     $ 3,940      $  6,260      $ 1,509         $13,543         $ 1,956
                                          --------------------------------------------------------------------------------------
                                          --------------------------------------------------------------------------------------
Cost of securities for federal income
tax purposes............................  $171,006     $53,038      $263,549      $13,540         $84,024         $12,577
                                          --------------------------------------------------------------------------------------
                                          --------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended December 31, 1995 and December 31, 1994 (in 000's):

                                                                              California        National
                                          U.S. Treasury                       Municipal         Municipal
                                          Money Fund                          Money Fund        Money Fund
                                          Class A           Class B           Class A           Class A
                                          ----------------------------------------------------------------------
                                          1995     1994     1995     1994     1995     1994     1995     1994

Sold....................................   62,421   47,867      113       58   21,048   32,186    5,490   11,299
Issued in reinvestment of dividends.....    1,732      711        2        0    1,207    1,041      264      245
Redeemed................................  (46,219) (29,296)     (30)     (30) (25,795) (36,031)  (8,004) (10,858)
                                          ----------------------------------------------------------------------
Net increase (decrease).................   17,934   19,282       85       28   (3,540)  (2,804)  (2,250)     686
                                          ----------------------------------------------------------------------
                                          ----------------------------------------------------------------------

                                          California Insured      National Insured
                                          Intermediate Municipal  Intermediate Municipal  U.S. Government
                                          Fund                    Fund                    Intermediate Fund
                                          Class A     Class B     Class A     Class B     Class A     Class B
                                          ----------------------------------------------------------------------
                                          1995  1994  1995  1994  1995  1994  1995  1994  1995  1994  1995  1994

Sold....................................   132   754    18    24    50   461     9    22    78   492    16    35
Issued in reinvestment of dividends.....    62    76     1     0    38    47     0     0    29    34     2     0
Redeemed................................  (275) (691)    0     0  (249) (308)   (1)   (3) (307) (376)   (9)   (1)
                                          ----------------------------------------------------------------------
Net increase (decrease).................   (81)  139    19    24  (161)  200     8    19  (200)  150     9    34
                                          ----------------------------------------------------------------------
                                          ----------------------------------------------------------------------

                        California Municipal                National Municipal                  U.S. Government and Mortgage
                        Bond Fund                           Bond Fund                           Securities Fund
                        Class A           Class B           Class A           Class B           Class A           Class B
                        ----------------------------------------------------------------------------------------------------------
                        1995     1994     1995     1994     1995     1994     1995     1994     1995     1994     1995     1994

Sold..................    1,171    2,509      148      140      312      751       61       34    1,783    3,991      219      158
Issued in reinvestment
of dividends..........      584      689        7        2      177      212        2        0    1,065    1,308       10        2
Redeemed..............   (2,038)  (3,612)     (11)      (5)    (609)  (1,116)      (4)      (1)  (3,767)  (8,907)     (12)      (8)
                        ----------------------------------------------------------------------------------------------------------
Net increase
(decrease)............     (283)    (414)     144      137     (120)    (153)      59       33     (919)  (3,608)     217      152
                        ----------------------------------------------------------------------------------------------------------
                        ----------------------------------------------------------------------------------------------------------

                                                                  Growth and
                                  Balanced Fund                   Income Fund                     Strategic Growth Fund
                                  Class A         Class B         Class A         Class B         Class A         Class B
                                  ----------------------------------------------------------------------------------------------
                                  1995    1994    1995    1994    1995    1994    1995    1994    1995    1994    1995    1994

Sold............................     298     625      90      63   1,424   1,758     143     109     368     291     152      34
Issued in reinvestment of
dividends.......................      37      31       4       1     662     114      29       1      13       5       3       0
Redeemed........................    (171)   (182)    (12)      0  (1,382)   (966)    (10)     (2)    (65)    (60)     (3)     (1)
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease).........     164     474      82      64     704     906     162     108     316     236     152      33
                                  ----------------------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------------------

---------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 were as follows (in 000's):

                                          California  National         California Insured  National Insured
                           U.S. Treasury  Municipal   Municipal        Intermediate        Intermediate        U.S. Government
                           Money Fund     Money Fund  Money Fund       Municipal Fund      Municipal Fund      Intermediate Fund
                           -----------------------------------------------------------------------------------------------------
Purchases................  $0             $0          $0               $14,455             $ 12,403            $7,638
Sales....................  $0             $0          $0               $14,150             $ 14,522            $9,564
                           -----------------------------------------------------------------------------------------------------


                           California     National    U.S. Government
                           Municipal      Municipal   and Mortgage     Balanced            Growth and          Strategic
                           Bond Fund      Bond Fund   Securities Fund  Fund                Income Fund         Growth Fund
                           -----------------------------------------------------------------------------------------------------
Purchases................  $46,836        $30,768     $120,751         $5,723              $ 91,915            $8,844
Sales....................  $45,903        $27,483     $131,157         $2,817              $103,026            $5,437
                           -----------------------------------------------------------------------------------------------------

  At December 31, 1995 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                                 Expiring December
                                                                 31,
                                                                 --------------------
                                                                 2001  2002    2003

California Insured Intermediate Municipal Fund.................  $ --  $  277  $  319
National Insured Intermediate Municipal Fund...................    --  $  204  $  203
U.S. Government Intermediate Fund..............................    --  $  211  $   56
California Municipal Bond Fund.................................    --  $  817  $1,074
National Municipal Bond Fund...................................    --  $  265  $   --
U.S. Government and Mortgage Securities Fund...................  $288  $5,139  $7,507
Balanced Fund..................................................    --      --  $    3

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund, the U.S. Government Intermediate Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by The Boston Company Advisors, Inc. and to the Atlas Stock Funds by Oppenheimer Management Corporation (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds; and .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the sale of Class A shares of the Bond and Stock Funds and on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------

  Due to voluntary expense waivers in effect during the year ended December 31, 1995, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .52% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $589,716 and $4,374, respectively. Management fees due the Adviser were reduced by $207,593. The Adviser also absorbed $156,499 of other Fund expenses during the period. During the year ended December 31, 1995, the Distributor received $475,239 for sales charges paid by purchasers of Class A shares and $11,527 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 1995, Golden West Financial owned 24,472 Class A shares in the California Municipal Money Fund; 24,708 Class A shares in the National Municipal Money Fund; 2,500 Class B shares in the U.S. Treasury Money Fund; 110,686 Class A shares and 264 Class B shares in the U.S. Government Intermediate Fund; 2,858 Class A shares and 233 Class B shares in the California Municipal Bond Fund; 2,859 Class A shares and 233 Class B shares in the National Municipal Bond Fund; 3,195 Class A shares and 256 Class B shares in the U.S. Government and Mortgage Securities Fund; 302,635 Class A shares and 253 Class B shares in the California Insured Intermediate Municipal Fund; 258,537 Class A shares and 252 Class B shares in the National Insured Intermediate Municipal Fund; 201,777 Class A shares and 265 Class B shares in the Balanced Fund; 191 Class B shares of Growth and Income Fund; and 201,061 Class A shares and 251 Class B shares in the Strategic Growth Fund.

7. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund, the California Insured Intermediate Municipal Fund, and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Government Intermediate Fund has a concentration in United States Treasury obligations and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 1995 are as follows:

  The California Municipal Money Fund has 19.22% in housing and 15.13% in prerefunded bonds.

  The National Municipal Money Fund has 16.89% in prerefunded bonds, 16.77% in general obligation and 13.87% in industrial development bonds.

  The   California   Insured   Intermediate  Municipal   Fund   has   26.81%  in
transportation, 22.68% in water/sewer, 15.20% in education and 15.18% in public power.

  The National Insured Intermediate Municipal Fund has 52.04% in general obligation bonds.

  The California Municipal Bond Fund has 27.10% in water/sewer, 17.42% in prerefunded bonds and 14.03% in public power.

  The National Municipal Bond Fund has 33.30% in general obligation, 17.17% in public power, 16.47% in prerefunded bonds and 15.96% in education.

---------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS

  Certain Funds may trade in financial instruments with off-balance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Funds at December 31, 1995.

Independent Auditors' Report
---------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas U.S. Treasury Money Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas
California Insured Intermediate Municipal Fund, Atlas National Insured Intermediate Municipal Fund, Atlas U.S. Government Intermediate Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas Balanced Fund, Atlas Growth and Income Fund, and Atlas Strategic Growth Fund) (the "Funds"), including the statements of investments in securities and net assets as of December 31, 1995, the related statements of operations for the year ended December 31, 1995, the statements of changes in net assets for the periods ended December 31, 1995 and 1994, and the financial highlights for each of the periods ended December 31, 1995, 1994, 1993, 1992, 1991, and 1990. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. at December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

[sig]

Los Angeles, California
February 2, 1996

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
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

                                                             BULK RATE
                                                         U.S. POSTAGE PAID
                                                           SANTA ANA, CA
                                                          PERMIT NO. 212

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